SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO.       )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12
SCUDDER GLOBAL HIGH INCOME FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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345 Park Avenue (at 51st Street) New York, New York 10154 (800)349–4281 September 29, 2005
SCUDDER GLOBAL HIGH INCOME FUND, INC.
To the Stockholders:
      The Annual Meeting of Stockholders (the “Annual Meeting”) of Scudder Global High Income Fund, Inc. (the “Fund”) is to be held at 10:00 a.m., Eastern time, on Monday, October 31, 2005 at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the Annual Meeting, a proxy card for your vote at the Annual Meeting and an envelope — postage prepaid — in which to return your proxy are enclosed. You also may vote by telephone, with a toll–free call to the telephone number that appears on your proxy card; through the Internet, by using the Internet address located on your proxy card and following the instructions on this site; or in person at the Annual Meeting.
      There are three important proposals for consideration at the Annual Meeting: the election of thirteen directors for the Fund, all of whom serve as directors for other funds in the Scudder Funds Complex and one of whom is a current director of the Fund; the approval of an Amended and Restated Investment Advisory, Management and Administration Agreement between the Fund and Deutsche Investment Management Americas Inc. (the “Investment Manager”); and the approval of a new Investment Sub-Advisory Agreement between the Investment Manager and Deutsche Asset Management Investment Services Limited (“DeAMIS”), which is to be reorganized as a separate subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”) upon its acquisition by Aberdeen PLC and renamed Aberdeen Asset Management Investment Services Limited (“Aberdeen IS”). All three proposals are discussed in greater detail in the attached Proxy Statement. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder. Certain of our current independent directors plan to attend this meeting and look forward to meeting interested stockholders.

      Your Fund’s Directors recommend that you vote in favor of each of the thirteen nominees for Director, for the Amended and Restated Investment Advisory, Management and Administration Agreement with the Investment Manager and for the Sub-Investment Advisory Agreement between the Investment Manager and Aberdeen IS with respect to the Fund.

Respectfully,

Robert J. Callander
Chairman of the Board
on behalf of the full Board
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD (UNLESS YOU ARE VOTING BY TOUCH–TONE TELEPHONE OR THROUGH THE INTERNET) AND MAIL IT IN THE ENCLOSED POSTAGE–PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS INC. AT (800) 261-1047.

SCUDDER GLOBAL HIGH INCOME FUND, INC.
Notice of Annual Meeting of Stockholders
To the Stockholders of
Scudder Global High Income Fund, Inc.:
      Please take notice that the Annual Meeting of Stockholders of Scudder Global High Income Fund, Inc. (the “Fund”), has been called to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 345 Park Avenue (at 51st Street), New York, New York 10154, on Monday, October 31, 2005 at 10:00 a.m., Eastern time, for the following purposes:

(1) To consider the election of thirteen Directors of the Fund, divided into three Classes:

Four Class I Directors who will hold office for an initial term of one year, or until their respective successors shall have been duly elected and qualified;

Four Class II Directors who will hold office for an initial term of two years, or until their respective successors shall have been duly elected and qualified; and

Five Class III Directors who will hold office for an initial term of three years, or until their respective successors shall have been duly elected and qualified;

(2) To consider an Amended and Restated Investment Advisory, Management and Administration Agreement between the Fund and Deutsche Investment Management Americas Inc. (“DeIM”); and

(3) To consider a new Investment Sub-Advisory Agreement with respect to the Fund between DeIM and Aberdeen Asset Management Investment Services Limited (“Aberdeen IS”).

      The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

      Holders of record of the shares of common stock of the Fund at the close of business on August 4, 2005 are entitled to vote at the meeting and any adjournments or postponements thereof.

By order of the Board of Directors,

Carole Coleman,

Secretary
September 29, 2005
      IMPORTANT — We urge you to sign and date the enclosed proxy card (unless you are voting by touch–tone telephone or through the Internet) and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may avoid the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN
      Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it or them in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” the approval of the Proposals and, in the discretion of the persons appointed as proxies, either “FOR” or “AGAINST” any other business that may properly arise at the annual meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in “street name” through a broker, via the internet or telephone.
      See your proxy card for instructions for internet voting.
      You may also call 1-800-786-5219 and vote by telephone.
      If we do not receive your completed proxy card after several weeks, our proxy solicitor, Georgeson Shareholder Communications Inc., may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.
INSTRUCTIONS FOR SIGNING PROXY CARDS
      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts
(1)	ABC Corp.	ABC Corp. John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1)	The XYZ Partnership	Jane B. Smith, Partner
(2)	Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1)	ABC Trust Account	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/ UTMA	John B. Smith
(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

SCUDDER GLOBAL HIGH INCOME FUND, INC.
PROXY STATEMENT
General
      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scudder Global High Income Fund, Inc., a Maryland corporation (the “Fund”), for use at the Annual Meeting of Stockholders, to be held at the offices of Deutsche Investment Management Americas Inc. (“DeIM” or the “Investment Manager”), part of Deutsche Asset Management, 345 Park Avenue (at 51st Street), New York, New York 10154, on Monday, October 31, 2005 at 10:00 a.m., Eastern time, and at any adjournments or postponements thereof (collectively, the “Meeting”).
      This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about October 7, 2005, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it prior to the time the proxy is exercised by attending the Meeting and casting his or her votes in person or by mail, by executing a superseding proxy or by submitting a notice of revocation to the Fund (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, Mailstop NYC 20-2799, New York, New York 10154), or by executing a later-dated proxy by telephone (by calling the toll free number 1-800-786-5219) or by executing a later-dated proxy through the internet (http://proxy.georgeson.com). All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each of the nominees for director named in the Proxy Statement, for the Amended and Restated Investment Advisory, Management and Administration Agreement with the Investment Manager, for the new Investment Sub-Advisory Agreement with respect to the Fund between the Investment Manager and Aberdeen Asset Management Investment Services Limited (“Aberdeen IS”) and in the discretion of the proxy holders on any other matter that may properly come before the Meeting.
      The presence at any stockholders’ meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.
      Abstentions and broker non-votes will not be counted as votes cast and will have no other effect on the result of the vote for the election of Directors, which requires the approval of a plurality of shares voting at the Meeting, but will be counted as votes cast against the approval of the Amended and Restated Investment Advisory, Management and Administration Agreement between the Fund and the Investment Manager and the new Investment Sub-Advisory Agreement between the Investment Manager and Aberdeen IS with respect to the Fund.
      Holders of record of the common stock of the Fund at the close of business on August 4, 2005 (the “Record Date”) will be entitled to one vote per share on all business of the Meeting and any adjournments or postponements thereof. There were 9,952,619 shares of common stock outstanding on the Record Date.
      The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended October 31, 2004, and the semi-annual report for the fiscal period ended April 30, 2005, without charge, by calling 800–349–4281 or 800–294–4366 or writing the Fund at 345 Park Avenue, New York, New York 10154.
PROPOSAL I: ELECTION OF DIRECTORS
      Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies for the election of the 13 nominees listed below (each, a “Director Nominee” and collectively, “Director Nominees”) as Directors of the Fund to serve for a term of one year for Class I Directors (Henry P. Becton, Jr., Richard R. Burt, Dawn-Marie Driscoll and Martin J. Gruber), two years for Class II Directors (Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring and Philip Saunders, Jr.) and three years for Class III Directors (Graham E. Jones, Rebecca W. Rimel, William N. Searcy, Jean Gleason Stromberg and Carl W. Vogt), or until their successors are duly elected and qualified. Each Director Nominee has consented to stand for election and to serve if elected. If any such Director Nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such Director Nominee. For election of Directors at the Meeting, the Board of Directors — as currently composed — has approved the nomination of the individuals listed in this paragraph.
      The Board of Directors is currently composed of the following members: Robert J. Callander (Chairman), Kenneth C. Froewiss, William H. Luers, Ronaldo A. da Frota Nogueira, Kesop Yun and Dr. Susan Kaufman Purcell, all of whom are Directors who are not “interested persons” of the Fund or the Investment Manager (“Independent Direc-

tors”) under the Investment Company Act of 1940 (the “1940 Act”), and Vincent J. Esposito (Vice Chairman), who is an “interested person” due to his positions with the Investment Manager and its affiliates. Mr. Froewiss is the only current Director who is standing for re-election at the Meeting. Existing Directors, other than Mr. Froewiss, intend to tender their resignation upon the election of the 13 Director Nominees.
Background and General Information
      In an effort to enhance and coordinate the governance of the Fund with that of the other funds in the Scudder Fund Complex, the Board of Directors is recommending that shareholders elect a new slate of Directors. One of the Director Nominees, Mr. Froewiss, currently serves on the Board, and the remaining Director Nominees currently serve on the Boards of other Scudder Funds listed on Appendix A hereto. Each of the Director Nominees already serves as a board member of one or more Funds for which DeIM or its affiliates, Deutsche Asset Management, Inc. (“DeAM, Inc.”) and Investment Company Capital Corp. (“ICCC”) (collectively, these Funds are referred to as the “Scudder Funds Complex” and DeAM, Inc., DeIM and ICCC are referred to as “Deutsche Asset Management”) render investment advisory and other services.
      Each Director Nominee is familiar with the operations of Deutsche Asset Management and DeIM. Pertinent information about each Director Nominee as of August 1, 2005 is set forth below and in Appendices A through C to this Proxy Statement.
      At a meeting held on July 5, 2005, the Board’s Committee on Independent Directors, which consists solely of Independent Directors, agreed to nominate the slate described below for election to the Board. At a meeting held on July 5, 2005, the Board adopted the proposals of its Committee on Independent Directors.
Board Considerations
      The Board of Directors considered the nomination of the persons listed below to serve as Directors as part of an overall plan to coordinate and enhance the efficiency of the governance of the Fund and of the overall Scudder Funds Complex.
      In its deliberations, the Board considered various matters related to the management and long-term welfare of the Fund and the overall complex. The Board expressed its belief that coordinated governance of the Fund through a Board structure that includes persons serving on the boards of other Scudder Funds will benefit the Fund by improving the effectiveness of Board oversight of the Fund, its management and other service providers. All of the Director Nominees, if elected, would be Independent Directors.
      The Board of Directors believes that the Fund will benefit from the diversity and experience of the Director Nominees that would comprise the expanded Board. The Director Nominees have distinguished careers in government, law, finance, academia and other areas and will bring a wide range of expertise to the Board. It was noted that the

Director Nominees who are currently Board members of other funds in the Scudder Funds Complex have experience with different aspects of the Scudder Funds Complex, including differing approaches to investment management. Consequently, the collective experience of the Director Nominees should serve to enhance the oversight role of the Board.
      The Board of Directors considered, among other factors, that an expanded Board will facilitate uniform oversight of the Fund and the other funds in the Scudder Funds Complex and standardization of policies among the Funds. The Board of Directors noted that recent regulatory changes have substantially increased the responsibilities of investment company boards for oversight of compliance and other matters. The proposed expanded Board would eliminate the possibility that the Board would arrive at conflicting decisions regarding the policies, strategies, operations and management of the Fund as related to the other Scudder Funds, thus reducing the costs, confusion and complexity that might otherwise result from different or conflicting decisions. The Board of Directors also considered that the expanded Board would enable the Fund to take advantage of the existing knowledge and experience of the individual Director Nominees. Thus, an expanded Board should facilitate the adoption and implementation of uniform best compliance practices and policies across the Scudder Funds Complex, including the Fund.
      The Board of Directors also considered the administrative efficiencies that may result from having the proposed expanded Board. The Boards of the Fund and of the other Scudder Funds address a number of the same issues at their meetings, including, among other important issues, discussions with the funds’ Chief Compliance Officer, reports from some of the same portfolio managers, review and oversight of substantially similar compliance policies and procedures, including the funds’ brokerage and fair valuation policies, and discussions of management’s outlook for services to shareholders, accounting and other back office functions, as well as general business issues. Deutsche Asset Management and the other service providers to the funds spend a significant amount of time and effort preparing and coordinating materials and presentations for Board meetings. Having to prepare for fewer meetings and eliminating the need for duplicative portfolio manager, Chief Compliance Officer and other management presentations should make management’s involvement in the governance process more efficient, facilitate greater focus on fund management and potentially reduce related service provider expenses.
      The Board of Directors took note of the fact that the Director Nominees, as Board members in the Scudder Funds Complex, receive a complex-wide fee, with each fund in the complex paying a proportionate share of the total compensation, rather than fees that are separately determined for each fund, which is how the current Directors are compensated. It is anticipated that the Fund’s Board compensation structure will be changed so that it will pay retainers and meeting fees as part of the complex-wide fee. Since the costs associated with the compensation and expenses of this expanded Board will be allocated among a larger number of funds, the Board-related expenses paid by the Fund will likely be reduced.
      As part of their deliberations, the Board of Directors also considered possible disadvantages of having a larger Board. However, the Board of Directors concluded that these possible detriments of size were outweighed by the benefits anticipated from the expanded Board.
Information Concerning Director Nominees
      Information is provided below for each Director Nominee for election at the Meeting. None of the Director Nominees is currently a Director of the Fund except for Mr. Froewiss, who currently serves as Chairman of the Fund’s Audit Committee. As noted above, Mr. Froewiss is the only current Director who is standing for re-election at the Meeting.
      Unless otherwise noted, each Director Nominee has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class I — Independent* Director Nominees to Serve until 2006 Annual Meeting of Stockholders

Number of Funds in
Name, Year of Birth	Present Office with Fund,		the Scudder Funds
and Position with	if any; Business Experience		Complex Overseen
the Scudder Funds	and Directorships During	Length of	by Director or
Complex(1)	the Past 5 Years	Time Served	Director Nominee

Henry P. Becton, Jr. 1943 Board Member of Scudder Funds since 1990	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	Director Nominee	42
* Director or Director Nominee considered by the Fund not to be an “interested person” of the Fund or the Investment Manager under the 1940 Act.
(1) Unless otherwise indicated, the mailing address of each Director Nominee is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.
(2) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”).

Class I — Independent* Director Nominees to Serve until 2006 Annual Meeting of Stockholders

Number of Funds in
Name, Year of Birth	Present Office with Fund,		the Scudder Funds
and Position with	if any; Business Experience		Complex Overseen
the Scudder Funds	and Directorships During	Length of	by Director or
Complex(1)	the Past 5 Years	Time Served	Director Nominee

Richard R. Burt 1947 Board Member of Scudder Funds since 1998	Chairman, Diligence LLC (international information collection and risk-management firm (since 2002); Chairman, IEP Advisors, Inc. (1998 to present); Member of the Board, Hollinger International, Inc.(2) (publishing) (1995 to present), HCL Technologies Limited (information technology) (since 1999), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc.(2) International Advisory Council (since 1996); Director, The Germany Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000). Formerly, Partner, McKinsey & Company (consulting) (1991 – 1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985 – 1991); Member of the Board, Homestake Mining(2) (mining and exploration) (1998 – 2001), Archer Daniels Midland Company(2) (agribusiness operations) (1996 – 2001) and Anchor Gaming (gaming software and equipment) (1999 – 2001); Chairman of the Board, Weirton Steel Corporation(2) (1996 – 2004)	Director Nominee	54

* Director or Director Nominee considered by the Fund not to be an “interested person” of the Fund or the Investment Manager under the 1940 Act.
(1) Unless otherwise indicated, the mailing address of each Director Nominee is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.
(2) A publicly held company with securities registered pursuant to Section 12 of the Exchange Act.

Class I — Independent* Director Nominees to Serve until 2006 Annual Meeting of Stockholders

			Number of Funds in
Name, Year of Birth	Present Office with Fund,		the Scudder Funds
and Position with	if any; Business Experience		Complex Overseen
the Scudder Funds	and Directorships During	Length of	by Director or
Complex(1)	the Past 5 Years	Time Served	Director Nominee

Dawn-Marie Driscoll 1946 Chairman of certain Scudder Funds since 2004 Board Member of Scudder Funds since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988 – 1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978 – 1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute; Southwest Florida Community Foundation (charitable organization)	Director Nominee	42

Martin J. Gruber 1937 Board Member of Scudder Funds since 1992	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1965); Director, Japan Equity Fund, Inc. (since 1992), Thai Capital Fund, Inc. (since 2000) and Singapore Fund, Inc. (since 2000) (registered investment companies). Formerly, Trustee (2000 – 2005) and Chairman of the Board (2003 – 2005), CREF (pension fund); Trustee, TIAA (pension fund) (1996 – 2000); Director, S.B. Cowen Mutual Funds (1985 – 2001)	Director Nominee	51

* Director or Director Nominee considered by the Fund not to be an “interested person” of the Fund or the Investment Manager under the 1940 Act.
(1) Unless otherwise indicated, the mailing address of each Director Nominee is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.
(2) A publicly held company with securities registered pursuant to Section 12 of the Exchange Act.

Class II — Independent* Director Nominees to Serve until 2007 Annual Meeting of Stockholders

			Number of Funds in
Name, Year of Birth	Present Office with Fund,		the Scudder Funds
and Position with	if any; Business Experience		Complex Overseen
the Scudder Funds	and Directorships During	Length of	by Director or
Complex(1)	the Past 5 Years	Time Served	Director Nominee

Keith R. Fox 1954 Board Member of Scudder Funds since 1996	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	Director Nominee	42

Kenneth C. Froewiss 1945	Director; Clinical Professor of Finance, NYU Stern School of Business (1997 – present); Member, Finance Committee, Association for Asian Studies (2002 – present); Director, Mitsui Sumitomo Insurance Group (U.S.) (2004 – present). Formerly, Managing Director, J.P. Morgan (investment banking firm) (1984 – 1996)	Director since 2001	47	(3)

* Director or Director Nominee considered by the Fund not to be an “interested person” of the Fund or the Investment Manager under the 1940 Act.
(1) Unless otherwise indicated, the mailing address of each Director Nominee is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.
(2) A publicly held company with securities registered pursuant to Section 12 of the Exchange Act.
(3) Mr. Froewiss was elected as a Board member of certain Scudder Funds as of September 15, 2005.

Class II — Independent* Director Nominees to Serve until 2007 Annual Meeting of Stockholders

			Number of Funds in
Name, Year of Birth	Present Office with Fund,		the Scudder Funds
and Position with	if any; Business Experience		Complex Overseen
the Scudder Funds	and Directorships During	Length of	by Director or
Complex(1)	the Past 5 Years	Time Served	Director Nominee

Richard J. Herring 1946 Board Member of Scudder Funds since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since 1972); Director, Lauder Institute of International Management Studies (since 2000); Co-Director, Wharton Financial Institutions Center (since 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (1995 – 2000)	Director Nominee	51

Philip Saunders, Jr. 1935 Board Member of Scudder Funds since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987 – 1988); President, John Hancock Home Mortgage Corporation (1984 – 1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982 – 1986)	Director Nominee	51
* Director or Director Nominee considered by the Fund not to be an “interested person” of the Fund or the Investment Manager under the 1940 Act.
(1) Unless otherwise indicated, the mailing address of each Director Nominee is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.
(2) A publicly held company with securities registered pursuant to Section 12 of the Exchange Act.

Class III — Independent* Director Nominees to Serve until 2008 Annual Meeting of Stockholders

			Number of Funds in
Name, Year of Birth	Present Office with Fund,		the Scudder Funds
and Position with	if any; Business Experience		Complex Overseen
the Scudder Funds	and Directorships During	Length of	by Director or
Complex(1)	the Past 5 Years	Time Served	Director Nominee

Graham E. Jones 1933 Board Member of Scudder Funds since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998); Formerly, Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (1985 – 2003)	Director Nominee	51

Rebecca W. Rimel 1951 Board Member of Scudder Funds since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Director, Thomas Jefferson Foundation – Monticello (since 1994); Member of the Executive Committee, Philadelphia Chamber of Commerce (since 2001). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2003)	Director Nominee	51

William N. Searcy 1946 Board Member of Scudder Funds since 1993	Private investor since 2003; Trustee of 17 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation(2) (telecommunications) (1989 – 2003)	Director Nominee	51
* Director or Director Nominee considered by the Fund not to be an “interested person” of the Fund or the Investment Manager under the 1940 Act.
(1) Unless otherwise indicated, the mailing address of each Director Nominee is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.
(2) A publicly held company with securities registered pursuant to Section 12 of the Exchange Act.

Class III — Independent* Director Nominees to Serve until 2008 Annual Meeting of Stockholders

			Number of Funds in
Name, Year of Birth	Present Office with Fund,		the Scudder Funds
and Position with	if any; Business Experience		Complex Overseen
the Scudder Funds	and Directorships During	Length of	by Director or
Complex(1)	the Past 5 Years	Time Served	Director Nominee

Jean Gleason Stromberg 1943 Board Member of Scudder Funds since 1999	Retired. Formerly, Consultant (1997 – 2001); Director, US General Accounting Office (1996 – 1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978 – 1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	Director Nominee	42

Carl W. Vogt 1936 Board Member of Scudder Funds since 1999	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999 – 2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999 – 2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	Director Nominee	42
* Director or Director Nominee considered by the Fund not to be an “interested person” of the Fund or the Investment Manager under the 1940 Act.
(1) Unless otherwise indicated, the mailing address of each Director Nominee is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.
(2) A publicly held company with securities registered pursuant to Section 12 of the Exchange Act.

      As reported to the Fund, Appendix B to this Proxy Statement sets forth ownership by the Director Nominees of shares of the Fund as of July 31, 2005 and of other Scudder Funds as of December 31, 2004. Appendix C to this Proxy Statement sets forth the compensation paid to each Director Nominee by the Fund and the Scudder Funds Complex for the calendar year ended December 31, 2004.
      No Director or Director Nominee who is not an “interested person” of the Fund as defined in the 1940 Act, nor any of their immediate family members, had any interest in DeIM or any person or entity (other than the Fund) directly or indirectly controlling, controlled by or under common control with DeIM as of July 31, 2005.
      As of August 4, 2005, the Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund’s common stock.
      It is anticipated that Ms. Driscoll will become Chairman of the Board if Proposal I is approved by the shareholders of the Fund.
Regulatory Matters and Litigation
      Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds’ advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors (including certain of the Director Nominees named in these proxy materials), officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds’ investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Recommendation of the Board
      After careful consideration, the Board of Directors, including the Independent Directors, recommends that the shareholders vote “FOR” the election of each Director Nominee as set forth in this Proposal.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, as applied to a closed-end management investment company, requires the Fund’s Officers and Directors, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than ten percent of a registered class of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the Securities and Exchange Commission (the “SEC”). Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.
      Based on a review of reports filed by the Fund’s Directors and Executive Officers, the Investment Manager, officers and directors of the Investment Manager, affiliated persons of the Investment Manager and beneficial holders of 10% or more of the Fund’s outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Exchange Act for the fiscal year ended October 31, 2004 were timely. As a convenience to the directors, the Investment Manager assists the Directors in making their Section 16 filings.
      To the best of the Fund’s knowledge, as of August 4, 2005, no person owned beneficially more than 5% of the Fund’s outstanding stock.
Committees of the Board — Board Meetings
      The Board of Directors of the Fund met nine times during the fiscal year ended October 31, 2004.
      Each Director standing for re-election attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which he or she served as a regular member.
      The Board of Directors seeks to have at least a majority of its members present at annual stockholder meetings. At the Fund’s last annual stockholder meeting on July 7, 2004, all current Directors were in attendance.
      The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. If Proposal I is approved, the newly constituted Board may consider if other committees should be organized or the current committee structure should be changed after it has reviewed the needs of the Fund.
Audit Committee
      The Board has an Audit Committee, currently consisting of those Directors who are Independent Directors, as defined in the 1940 Act, which met four times during the fiscal year ended October 31, 2004. The members of the Audit Committee are independent, as independence is defined in the listing standards of The New York Stock Exchange, Inc. (the “NYSE”) applicable to closed-end funds. The Board has determined that each member of the Audit Committee is “financially literate,” as that term is defined in the listing standards of the NYSE. The Board has determined that Messrs. Callander, Froewiss and Yun serve on the Audit Committee as Financial Experts. In making its determination, the Board found that Messrs. Callander, Froewiss and Yun satisfy all the attributes of a Financial Expert as set forth in the Exchange Act. The Audit Committee reviews with management and the independent registered public accounting firm for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and discusses with management the Fund’s annual audited financial statements, reviews the independent registered public accounting firm’s required communications regarding the scope and results of the audit that may assist the Audit Committee in overseeing management’s financial reporting and disclosure process, reviews and approves in advance the type of services to be rendered by the independent registered public accounting firm for the Fund, approves and recommends to the Board for its approval the selection of the independent registered public accounting firm for the Fund, reviews matters related to the independence of the Fund’s independent registered public accounting firm and in general considers and reports to the Board on matters regarding the Fund’s accounting and bookkeeping practices.
      Audit Committee’s Pre-Approval Policies and Procedures. The Audit Committee must approve the engagement of the independent registered public accounting firm to provide audit or non-audit services to the Fund and non-audit services to DeIM or its control affiliates that relate directly to the Fund’s operations and financial reporting prior to the commencement of any such engagement. In addition, the independent registered public accounting firm must notify the Fund’s Audit Committee not later than the Audit Committee’s next meeting if the independent registered public accounting firm enters into an engagement to provide audit or non-audit-related services to DeIM or its control affiliates that are not for services to the Fund or services that relate directly to the Fund’s operations and financial reporting whose projected fees are in excess of $25,000. Such notification must include a general description of the services awarded, the entity that is to be the recipient of such services, the timing of the engagement, the entity’s reason for selecting the independent registered public accounting firm, and the projected fees. The independent registered public accounting firm must certify in writing to the Audit Committee that it has complied with all the provisions of these policies and procedures on a minimum on a semi-annual basis.
      The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix D.

      At meetings held on April 4-5, 2005, the Audit Committee and the Board of Directors of the Fund, including a majority of the Independent Directors, selected PricewaterhouseCoopers LLP to act as independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2005. The Fund’s financial statements for the fiscal years ended October 31, 2003 and October 31, 2004 and for the six–month periods ended April 30, 2003 and April 30, 2004 were audited by PricewaterhouseCoopers LLP. The following table sets forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP:

			Audit–Related Fees		All Other Fees

	Audit	Tax		DeIM–		DeIM–
Fiscal Year Ended	Fees(1)	Fees	Fund	Related	Fund	Related

October 31, 2003	$99,200	$11,100	$1,205	$662,457	$0	$12,841,977
October 31, 2004	$99,900	$11,900	$185	$453,907	$0	$6,453,867

(1)	The aggregate audit fees billed by PricewaterhouseCoopers LLP to all funds managed by DeIM–related entities for each of the Fund’s last two fiscal years were $7,994,000 for the fiscal year ended October 31, 2003 and $5,400,000 for the fiscal year ended October 31, 2004. The amounts (other than audit fees billed to the Fund) are included in the amounts shown under “All Other Fees — DeIM Related.”
     The fees disclosed in the table above under the caption “Audit Fees” are the aggregate fees for professional services rendered for the audits of the Fund’s annual and semi–annual financial statements and review of financial statements included in the Fund’s Form N–CSR for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. The fees disclosed under the caption “Audit–Related Fees” are the aggregate fees billed in each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under “Audit Fees.” “Tax Fees” are the aggregate fees billed in each of the last two fiscal years for professional services rendered for tax compliance and tax return preparation. “All Other Fees” are the aggregate fees billed in each of the last two fiscal years for products and services provided, other than the services described above. “All Other Fees” were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the Fund. “DeIM–Related Fees” include fees billed for services, if any, in each of the last two fiscal years to DeIM and all entities controlling, controlled by, or under common control with DeIM that provide services to the Fund. For engagements entered into on or after May 6, 2003, the Audit Committee pre–approved all non–audit services that PricewaterhouseCoopers LLP provided to DeIM and DeIM–related entities that related directly to the Fund’s operations and financial reporting.

      The aggregate non–audit fees billed by PricewaterhouseCoopers LLP to the Fund, DeIM and entities controlling, controlled by or under common control with DeIM that provide services to the Fund for each of the Fund’s last two fiscal years were $4,947,177 for the fiscal year ended October 31, 2003 and $1,153,767 for the fiscal year ended October 31, 2004. The Fund’s Audit Committee gave careful consideration to the non–audit related services provided by PricewaterhouseCoopers LLP to the Fund, DeIM and entities controlling, controlled by or under common control with DeIM that provide services to the Fund, and, based in part on certain representations and information provided by PricewaterhouseCoopers LLP, determined that the provision of these services was compatible with maintaining PricewaterhouseCoopers LLP’s independence.
      Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.
Audit Committee Report
      In connection with the audited financial statements as of and for the fiscal year ended October 31, 2004 included in the Fund’s Annual Report for the fiscal year ended October 31, 2004 (the “Annual Report”), at a meeting held on December 14, 2004, the Audit Committee considered and discussed the annual audited financial statements with management and the independent registered public accounting firm, and discussed the audit of such financial statements with the independent registered public accounting firm.
      The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The independent registered public accounting firm provided to the committee the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence.
      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the

Fund’s financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America or that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America.
      Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Audit Committee’s Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund’s Annual Report.
      Submitted by the Audit Committee of the Fund’s Board of Directors: Kenneth C. Froewiss (Chairman), Robert J. Callander, William H. Luers, Ronaldo A. da Frota Nogueira, Kesop Yun and Dr. Susan Kaufman Purcell.
Committee on Independent Directors
      The Board has a Committee on Independent Directors consisting of all the current Independent Directors. The members of the Committee on Independent Directors are independent, as independence is defined in the listing standards of the NYSE applicable to closed-end funds. The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created; (ii) to recommend for the Board’s selection the Director nominees for the next annual meeting of stockholders; (iii) to set any necessary standards or qualifications for service on the Board; (iv) to review and evaluate the compensation practices of the Independent Directors and to recommend any changes thereto to the Board; (v) to determine the policies governing retirement of all Independent Directors; (vi) to perform periodic evaluations of the effectiveness of the Independent Directors; and (vii) to consider such other matters of special relevance to the Independent Directors. The Committee met twice during the fiscal year ended October 31, 2004. The Committee met on July 5, 2005 to recommend the nominees for Independent Directors presented in this proxy statement.
      The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board’s composition.

      The Board of Directors has adopted a written charter for the Committee on Independent Directors, which is attached to this Proxy Statement as Appendix E. The charter is not available on the Fund’s website.
      The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by Directors and the Investment Manager. Appendix A to the charter (which is part of Appendix E hereto), as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholders to properly submit a nominee candidate to the Committee. Recommendations not properly submitted in accordance with Appendix A of the Charter for the Committee on Independent Directors will not be considered by the Committee. Stockholder Recommendations must be delivered to, or mailed by certified mail, return receipt requested to and received at, the principal executive offices of the Fund at least 120 calendar days before the anniversary of the date that the Fund’s proxy statement was released to stockholders in connection with the previous year’s annual meeting. In order to be considered by the Committee for the 2006 Annual Meeting, submissions should be made by May 31, 2006.
Executive Committee
      The Executive Committee is empowered, and the Directors have delegated to such Committee, all of the powers of the Directors not otherwise delegated, that may lawfully be exercised by an executive committee. The Executive Committee is authorized to act when the full Board of Directors is not in session. Messrs. Callander, Esposito and Froewiss are the current members of the Executive Committee of the Fund. The Executive Committee met once during the fiscal year ended October 31, 2004.
Valuation Committee
      The Valuation Committee monitors the valuation of portfolio securities and other investments and, as required by the Fund’s valuation policies when the full Board is not in session, determines the fair value of illiquid and other portfolio holdings after consideration of all relevant factors, which determinations are reported to the full Board. Messrs. Froewiss and Esposito are the current members of the Valuation Committee, with Messrs. Callander and Luers as alternates. The Valuation Committee met once during the fiscal year ended October 31, 2004.
Stockholder Communications with Directors
      The Fund has established procedures for stockholders to send communications to the Board of Directors. Communications should be sent in writing to the Board of Directors of Scudder Global High Income Fund, Inc., c/o Carole Coleman, Secretary to the Fund, 345 Park Avenue, Mailstop NYC 20-2799, New York, New York 10154. The

Secretary of the Fund then will promptly forward copies of all written correspondence to the Directors.
Executive Officers
      The following persons are Executive Officers of the Fund:

	Present Office with the Fund;
	Principal Occupation or	Year First Became
Name (Year of Birth)	Employment(1)	an Officer(2)

Julian F. Sluyters (1960)	President and Chief Executive Officer; Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder New Asia Fund, Inc., Scudder Global Commodities Stock Fund, Inc., Scudder RREEF Real Estate Fund, Inc. and Scudder RREEF Real Estate Fund II, Inc. (since 2004); President and Chief Executive Officer, UBS Fund Services (2001 – 2003); Chief Administrative Officer (1998 – 2001) and Senior Vice President and Director of Mutual Fund Operations (1991 – 1998), UBS Global Asset Management.	2004

(1)	Unless otherwise stated, all Executive Officers have been associated with DeIM, Deutsche Asset Management, or predecessor organizations for more than five years, although not necessarily in the same capacity. Messrs. Diment, Millette, Schubert and Sluyters and Mses. D’Eramo and Pearson own securities of Deutsche Bank AG (“Deutsche Bank”).

(2)	The President, Treasurer and Secretary each hold office until the next annual meeting of the Board of Directors and until his or her successor has been duly elected and qualified, and all other officers hold office in accordance with the bylaws of the Fund.

	Present Office with the Fund;
	Principal Occupation or	Year First Became
Name (Year of Birth)	Employment(1)	an Officer(2)

Paul H. Schubert (1963)	Treasurer and Chief Financial Officer; Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Global Asset Management’s Family of Funds (1994 – 2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994 – 1998).	2004
Kate Sullivan D’Eramo (1957)	Assistant Treasurer; Director of Deutsche Asset Management.	2003
Brett Diment (1970)	Vice President; Managing Director of Deutsche Asset Management.	2002
Scott M. McHugh (1971)	Assistant Treasurer; Director of Deutsche Asset Management.	2005
Carole Coleman (1969)	Secretary; Director, Deutsche Asset Management (since 2005); Associate General Counsel of Fred Alger & Company, Inc. (2002-2005); Associate Attorney, Charpie & Associates (1995 – 2002).	2005
John Millette (1962)	Assistant Secretary; Director of Deutsche Asset Management.	1999
Caroline Pearson (1962)	Assistant Secretary; Managing Director of Deutsche Asset Management.	1998

(1)	Unless otherwise stated, all Executive Officers have been associated with DeIM, Deutsche Asset Management, or predecessor organizations for more than five years, although not necessarily in the same capacity. Messrs. Diment, Millette, Schubert and Sluyters and Mses. D’Eramo and Pearson own securities of Deutsche Bank.

(2)	The President, Treasurer and Secretary each hold office until the next annual meeting of the Board of Directors and until his or her successor has been duly elected and qualified, and all other officers hold office in accordance with the bylaws of the Fund.

Transactions with and Remuneration of Directors and Officers
      The aggregate direct remuneration received by the Directors of the Fund not affiliated with DeIM was $116,980, including expenses, for the fiscal year ended October 31, 2004. Each such Independent Director currently receives fees, paid by the Fund, of $750 per Directors’ meeting attended and an annual Director’s fee of $6,000, except the Chairman of the Board (currently Mr. Callander), who receives an annual fee of $18,000 effective May 10, 2004. Prior to May 10, 2004, Mr. Callander received an annual Director’s fee of $6,000 plus an additional $2,500 annual fee for having served as the Lead Independent Director of the Independent Directors. The Chairman of the Audit Committee (currently Mr. Froewiss) receives an additional $2,500 annual fee for serving in that capacity. Each Director also receives $250 per committee meeting attended (other than audit committee meetings and meetings held for the purpose of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). Under the proposed structure of the Board, as set forth in this Proxy Statement, the expected costs associated with the compensation and expenses of an expanded Board will be allocated across a greater number of Scudder funds, thereby decreasing the Fund’s Board-related expenses.
      DeIM supervises the Fund’s investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund, and receives a management fee for its services. Several of the Fund’s Officers and Directors are also officers, directors or employees of DeIM and participate in the fees paid to that firm (see “Investment Manager”), although the Fund makes no direct payments to them. The Independent Directors are not entitled to benefits under any pension or retirement plan.
      The Board has approved the payment of a one-time benefit to Messrs. Callander, Nogueira and Yun and Dr. Purcell, who will not be continuing as Directors of the Fund as a result of the proposed restructuring of the Board, in an amount equal to their normal annual compensation as Directors. Inasmuch as DeIM will also benefit from certain administrative efficiencies created by the restructured Board, DeIM has agreed to reimburse the Fund for the cost of this one-time benefit.
      The following Compensation Table provides in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.

Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by DeIM for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed–end fund is greater than the compensation received by a Director for serving on the Board of an open–end fund.

Compensation Table
for the year ended December 31, 2004

(1)	(2)	(3)	(4)	(5)

				Aggregate
				Compensation
		Pension or		as a Director/
		Retirement		Trustee of
		Benefits	Estimated	the Fund
	Aggregate	Accrued as	Annual	and Other
Name of Person,	Compensation	Part of Fund	Benefits Upon	Scudder
Position	from the Fund	Expenses	Retirement	Funds*

Interested Director:
Vincent J. Esposito,	None	N/A	N/A	N/A
Director**
Non-Interested Directors:
Robert J. Callander,	$25,107	N/A	N/A	$115,520
Director**				(5 funds)
Kenneth C. Froewiss,	$18,750	N/A	N/A	$87,364
Director				(5 funds)
William H. Luers,	$16,250	N/A	N/A	$77,114
Director**				(5 funds)
Ronaldo A. da Frota Nogueira,	$16,250	N/A	N/A	$83,114
Director**				(5 funds)
Susan Kaufman Purcell,	$16,250	N/A	N/A	$75,060
Director**				(5 funds)
Kesop Yun,	$13,750	N/A	N/A	$64,864
Director**				(5 funds)

*	The Board members were appointed Board members of Scudder Global Commodities Stock Fund, Inc. on July 7, 2004. Dr. Purcell was a Board member of The Korea Fund, Inc. until October 13, 2004.

**	Not standing for reelection.
Required Vote
      Election of each of the listed Director Nominees requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote thereon. Your Fund’s Directors recommend that stockholders vote FOR each of the listed Director Nominees.

PROPOSAL II
APPROVAL OF THE AMENDED AND RESTATED INVESTMENT ADVISORY,
MANAGEMENT AND ADMINISTRATION AGREEMENT
      The Current Investment Management Agreement. The Investment Manager currently serves as investment manager to the Fund pursuant to the current Investment Advisory, Management and Administration Agreement (the “Current Investment Management Agreement”). If the Amended and Restated Investment Advisory, Management and Administration Agreement (the “Amended Investment Management Agreement”) and new Investment Sub-Advisory Agreement (the “Aberdeen Sub-Advisory Agreement”) between the Investment Manager and Aberdeen IS are approved, the Investment Manager will continue to serve as investment manager to the Fund pursuant to the Amended Investment Management Agreement. However, it will delegate direct responsibility for portfolio management to Aberdeen IS and will oversee the provision of such services to the Fund by Aberdeen IS after the acquisition of DeAMIS by Aberdeen PLC. The Investment Manager will continue to provide administrative services required under the Current Investment Management Agreement.
      Appendix F to this Proxy Statement lists: (i) the date of the Current Investment Management Agreement; (ii) the most recent date on which the Current Investment Management Agreement was approved by the Board, including a majority of the Independent Directors; and (iii) the most recent date on which the Current Investment Management Agreement was approved by the Fund’s shareholders and the reason the Current Investment Management Agreement was submitted for shareholder approval.
      The Amended Investment Management Agreement. If approved, the Amended Investment Management Agreement will remain in effect for an initial term of two years (unless sooner terminated), and will remain in effect from year to year thereafter if approved annually by (1) the Board or the vote of a “majority of the outstanding voting securities” (the same threshold as “Vote Required” below) of the Fund and (2) the vote of a majority of the Independent Directors of the Fund who are not parties to the Agreement, cast in person at a meeting called for such purpose.
      The form of the Amended Investment Management Agreement is attached to this Proxy Statement as Appendix G. The discussion of the Amended Investment Management Agreement in this Proxy Statement is qualified in its entirety by reference to Appendix G. The Amended Investment Management Agreement contains provisions substantially identical to the Current Investment Management Agreement, except that the Amended Investment Management Agreement contains a specific provision authorizing the Investment Manager to delegate some or all of its duties under the Amended Investment Management Agreement to non-affiliated sub-advisors, such as Aberdeen IS. In the event of a delegation, the Investment Manager will continue to supervise the services provided by Aberdeen IS (or any future sub-advisor(s)) and the delegation will not relieve the Investment Manager of any of its obligations under the Amended Investment Management Agreement.
      The investment management fee rate proposed to be charged to the Fund under the Amended Investment Management Agreement is the same as the investment management fee rate charged under the Current Investment Management Agreement. The Board proposed, and the Investment Manager accepted, a reduction in the Fund’s investment management fee from 1.20% to 1.00% effective October 1, 2005. The management fee rate paid to the Investment Manager under the Current Investment Management Agreement and the management fee paid by the Fund for the most recent fiscal year are set forth in Appendix H to this Proxy Statement.
      For a description of the Investment Manager and a discussion of the deliberations of the Board in determining to approve the Amended Investment Management Agreement, see Proposal III.
PROPOSAL III
APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT
WITH ABERDEEN IS
      At the Meeting, shareholders will be asked to approve the Aberdeen Sub-Advisory Agreement between the Investment Manager and Aberdeen IS. The form of the Aberdeen Sub-Advisory Agreement is attached to this Proxy Statement as Appendix I. A description of the Aberdeen Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Appendix I.
      The Board is proposing the Aberdeen Sub-Advisory Agreement because Deutsche Bank, the parent company of the Investment Manager, has agreed to sell parts of its investment management business and related assets based in London and Philadelphia to Aberdeen Asset Management PLC (“Aberdeen PLC”). Following the closing of this transaction, those London- and Philadelphia-based businesses will become part of the “Aberdeen Group” — the name used to refer to the asset management subsidiaries of Aberdeen PLC. The Aberdeen Group and/or the various subsidiaries that make up the Aberdeen Group, as the context requires, are referred to in this Proxy Statement as “Aberdeen”. This transaction is discussed in more detail below. The members of the London-based Fixed Income team that will become employees of Aberdeen as part of the transaction are currently responsible for managing the Fund’s assets as employees of DeAMIS, which currently serves as the Fund’s sub-advisor. In order to retain the services of this team for the Fund, the Investment Manager proposed, and the Board approved and recommends to shareholders for their approval, the Aberdeen Sub-Advisory Agreement, under which it is expected that the same personnel who currently manage the

Fund’s assets will continue to do so, but as employees of Aberdeen. The Investment Manager will remain responsible for management of the Fund’s operations and for supervision and oversight of the activities of Aberdeen IS as sub-advisor.
Background
      On July 7, 2005, Deutsche Bank entered into an agreement with Aberdeen PLC under which Deutsche Bank will sell parts of the London- and Philadelphia-based asset management businesses of Deutsche Asset Management to Aberdeen PLC. The businesses included in the sale are the London-based institutional Equity, Fixed Income, Global Equity, Multi-Asset and DWS retail businesses, as well as the Philadelphia-based Active Fixed Income business. Under the terms of the sale (referred to in this Proxy Statement as the “Aberdeen Transaction”), Deutsche Asset Management will continue to serve as investment advisor to those proprietary funds that are currently managed in whole or in part by management teams based in London or Philadelphia that are part of the Aberdeen Transaction, but will recommend to the boards of those funds, and their shareholders, the hiring of a subsidiary of Aberdeen PLC as sub-advisor, with substantially the same individuals currently responsible for the day-to-day management of those assets becoming employees of an Aberdeen subsidiary.((1)) The administrative services provided by the Investment Manager pursuant to the Current Investment Management Agreement will not be affected by this proposal.
      The Aberdeen Transaction is valued at up to £265 million (approximately US $468 million as of September 28, 2005), which assumes a net asset value of the businesses to be acquired at closing of £55 million (approximately US $97 million as of September 28, 2005) and will be dependent to some extent on future asset management fee revenue. Approximately £63 million (or approximately US $111 million as of September 28, 2005) of the sale price may be attributed to the mutual fund assets currently managed by Deutsche Asset Management’s London- and Philadelphia-based fixed income teams who will continue to manage those assets if the proposed new sub-advisory arrangements with Aberdeen PLC subsidiaries are approved. In the event the boards and shareholders of these mutual funds do not approve the advisory arrangements, the revenue related to these contracts may be taken into account in a formula that results in a reduction of the purchase price paid by Aberdeen PLC.
      There will be a transition services agreement between Deutsche Asset Management and Aberdeen PLC that will provide for the allocation of certain personnel and resources during a transition period. Deutsche Asset Management will be compensated for the

(1)	As of the date of this Proxy Statement, one closed-end fund that is currently managed in part by management teams based in Philadelphia is still evaluating the advisory proposal.

resources it provides under this agreement at commercially reasonable rates, to be finally negotiated between Deutsche Asset Management and Aberdeen PLC.
      Consummation of the Aberdeen Transaction is subject to certain customary terms and conditions, including, among others, approval by the Deutsche Bank Supervisory Board, approval by Aberdeen PLC shareholders, regulatory approvals and the aggregate run-rate management fees of the London Fixed Income and Philadelphia Fixed Income businesses being no less than an agreed minimum threshold at closing. Closing of the Aberdeen Transaction is anticipated to take place on or about November 30, 2005.
      As part of the Aberdeen Transaction, DeAMIS, the Deutsche Bank subsidiary through which the London-based institutional asset management businesses for U.S. clients are conducted, will be acquired by Aberdeen PLC. DeAMIS will become a direct wholly-owned subsidiary of Aberdeen PLC after the closing of the Aberdeen Transaction and its name will be changed to Aberdeen Asset Management Investment Services Limited (referred to in this Proxy Statement as “Aberdeen IS”) upon its acquisition by Aberdeen PLC.
      Aberdeen PLC is the parent company of an asset management group managing approximately $47.7 billion of assets as of June 30, 2005 for a range of pension funds, financial institutions, investment trusts (i.e., closed-end funds), unit trusts (i.e., open-end funds), offshore funds, charities and private clients, in addition to U.S. registered investment companies. Aberdeen PLC was formed in 1983, was first listed on the London Stock Exchange in 1991 and obtained a secondary listing on the Singapore Stock Exchange in November 1997. At June 30, 2005, Aberdeen was 10.8% owned by its management and staff. The principal business address of Aberdeen PLC is 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. The principal business address of DeAMIS is currently One Appold Street, London EC2A 2UU, United Kingdom and of Aberdeen IS will be One Bow Churchyard, London EC4M 9HH, United Kingdom. DeAMIS is currently and Aberdeen IS will be registered with the SEC as an investment advisor.
      The Board met by telephone on August 18, 2005 to consider information provided about Aberdeen PLC and DeAMIS and by telephone on September 5, 2005 to consider the Amended Investment Management Agreement and the Aberdeen Sub-Advisory Agreement. At its meeting on September 5, 2005, for the reasons discussed below, the Board, including a majority of the Independent Directors, unanimously approved the Amended Investment Management Agreement and the Aberdeen Sub-Advisory Agreement and recommended their approval by the Fund’s shareholders. The Board will meet in person on October 11, 2005 and expects to take final action with respect to the Amended Investment Management Agreement and the Aberdeen Sub-Advisory Agreement at that time.

The Aberdeen Sub-Advisory Agreement
      Under the terms of the proposed Aberdeen Sub-Advisory Agreement, Aberdeen IS agrees, subject to the supervision and control of the Investment Manager and the Board, to manage the securities and assets of the Fund entrusted to it by the Investment Manager under the agreement (the “Assets”) in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s registration statement, as amended or supplemented from time to time (the “Registration Statement”). The portfolio management services to be provided by Aberdeen IS under the Aberdeen Sub-Advisory Agreement are substantially identical to the investment management services currently provided by DeAMIS under the current Research and Advisory Agreement.
      As compensation for its services under the Aberdeen Sub-Advisory Agreement, Aberdeen IS will be paid an annual fee, computed weekly and paid monthly, at the rate of 0.50% of the Fund’s average daily net assets. If the Aberdeen Sub-Advisory Agreement is approved by shareholders, Aberdeen IS will be paid for its services by the Investment Manager from its fee as investment manager to the Fund. The investment management fees paid by the Fund will not change as a result of the Aberdeen Sub-Advisory Agreement.
      If approved by shareholders at the Meeting, the Aberdeen Sub-Advisory Agreement will have an initial term of two years (unless sooner terminated) and will remain in effect from year to year thereafter if approved annually (i) by the Board or by the vote of a “majority of the outstanding voting securities” (the same threshold as “Vote Required” below) of the Fund and (ii) by a majority of the Independent Directors who are not parties to the agreement, cast in person at a meeting called for such purpose. The Aberdeen Sub-Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by the Investment Manager or the Board or by a vote of a majority of the outstanding voting securities of the Fund, or upon 90 days’ written notice by Aberdeen IS. In addition, the Investment Manager may terminate the agreement on immediate notice if Aberdeen IS becomes statutorily disqualified from performing its duties under the Agreement or otherwise is legally prohibited from operating as an investment advisor. Furthermore, if a party breaches the Aberdeen Sub-Advisory Agreement in any material respect, which breach is not cured within 60 days’ written notice of such breach from the other party, the non-breaching party may terminate the Agreement on written notice to the defaulting party.
      As part of the Aberdeen Transaction, Deutsche Bank is restricted from terminating the sub-advisory delegations to Aberdeen during the first three years following closing of the Aberdeen Transaction without cause. Deutsche Bank is not to terminate the delegation except (i) to the extent required to comply with its legal, contractual, regulatory or fiduciary obligations; (ii) if requested or required to do so by the client; (iii) if the

Aberdeen PLC subsidiary providing services becomes insolvent or enters into any form of compromise with its creditors; (iv) if the Aberdeen PLC subsidiary breaches the terms of the delegation; or (v) in circumstances of negligence, fraud, willful default or underperformance on the part of the Aberdeen PLC subsidiary. In the opinion of the Investment Manager, these exceptions will allow it to continue to perform its services to the Scudder funds without any practical impact on the quality or scope of services provided by Aberdeen. The Investment Manager believes that the provisions of the Aberdeen Sub-Advisory Agreement regarding termination are not inconsistent with the documents governing the Aberdeen Transaction.
      Aberdeen IS is obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Fund to be borne by the Fund) in connection with the performance of its services. The Fund bears certain other expenses incurred in its operation. The services of Aberdeen IS are not deemed to be exclusive and nothing in the Aberdeen Sub-Advisory Agreement prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.
      Under the Aberdeen Sub-Advisory Agreement, Aberdeen IS will be liable (i) if it causes the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Registration Statement or any written guidelines, policies or instructions provided in writing by the Board or the Investment Manager and (ii) for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Aberdeen Sub-Advisory Agreement.
      Under the Aberdeen Sub-Advisory Agreement, in evaluating best execution for any transaction, Aberdeen IS shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any instructions and directions of the Investment Manager or the Board, Aberdeen IS may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Exchange Act). Provided that Aberdeen IS is acting in accordance with any such instructions and directions of the Investment Manager or the Board, Aberdeen IS is authorized to pay to a broker or dealer who provides such brokerage and research services a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Aberdeen IS determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — viewed in terms of that particular transaction or in terms of the overall responsibilities of Aberdeen IS to the Fund. In addition, the Investment Manager may by written notice identify securities that may not be purchased on behalf of the Fund and/or broker-dealers through or with which portfolio transactions on behalf of the Fund may not be effected, and Aberdeen IS will refrain from purchasing such securities or directing any portfolio transaction to such broker-dealer without written approval from the Investment Manager or the Board.
      Fund Assets may not be purchased from or sold to the Investment Manager, Aberdeen IS, any other sub-advisor of the Fund or other registered investment companies that may be deemed to be under common control or any affiliated person of any of the foregoing, acting as principal, except to the extent permitted by the SEC and the 1940 Act and approved by the Investment Manager and the Board. Aberdeen IS will not consult with any other sub-advisor engaged by the Investment Manager or its affiliates with respect to transactions in the Fund except to the extent permitted by certain exemptive rules under the 1940 Act.
      Under the Aberdeen Sub-Advisory Agreement, if Aberdeen IS deems the purchase or sale of a security to be in the best interests of the Fund as well as its other clients, Aberdeen IS, to the extent permitted by applicable laws and regulations, may, but is not required to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased and the expenses incurred in the transaction will be made by Aberdeen IS in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Fund and such other clients. Aberdeen IS may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the same time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with the Fund’s procedures, Aberdeen IS may effect cross transactions between the Fund and such other accounts if it deems this to be advantageous to both of the accounts involved.
Section 15(f) Considerations
      Section 15(f) of the 1940 Act provides that an investment advisor of a registered investment company or any of its affiliated persons may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such investment advisor, which results in the assignment of an investment advisory contract with the investment company, as long as two conditions are satisfied:
      First, during the three-year period immediately following the transaction, at least 75% of the members of the board of directors/ trustees of the investment company must not be “interested persons” of the current or successor advisor within the meaning of the 1940 Act; and
      Second, no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the change in control whereby the investment advisor (or predecessor or successor advisor), or any “interested person” (as defined in the 1940 Act) of such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services).
      As noted above, Deutsche Bank has sold parts of its London- and Philadelphia-based asset management businesses to Aberdeen PLC. While the Investment Manager did not assign its Current Investment Management Agreement with the Fund to Aberdeen PLC in connection with the Aberdeen Transaction, it is proposing to delegate extensive responsibilities with respect to the Fund to Aberdeen IS in the Aberdeen Sub-Advisory Agreement. Accordingly, Deutsche Bank will use its reasonable best efforts to ensure the satisfaction of the Section 15(f) conditions, including the requirement that no “unfair burden,” as defined in Section 15(f), be imposed on the Fund. As a result, for a period of three years from the closing of the Aberdeen Transaction, the Investment Manager will not recommend or advise the Board to change its composition such that less than 75% of the Directors are not “interested persons” of the Investment Manager or Aberdeen PLC. At least 75% of the current Directors are not “interested persons” of the Investment Manager or Aberdeen PLC and all the Director Nominees are not “interested persons” of the Investment Manager or Aberdeen PLC. Furthermore, there are no plans or provisions for any management fee increase or any other changes constituting a “burden” within the terms of Section 15(f) on the Fund for a period of at least two years from the closing of the Aberdeen Transaction.
Board Considerations
      The Board held telephonic meetings on August 18, 2005 and September 5, 2005 to consider information about Aberdeen PLC, DeAMIS and the Aberdeen Transaction. To assist the Board in its consideration of the Aberdeen Sub-Advisory Agreement, as discussed below, the Board received and considered extensive information about Aberdeen PLC and the resources that it intended to commit to the Fund. The Board conducted a thorough review of the potential implications of the Aberdeen Sub-Advisory Agreement on the Fund’s shareholders and were assisted in this review by their independent legal counsel. On September 5, 2005, the Board, including the Independent Directors, approved in principle the Amended Investment Management Agreement and the Aberdeen Sub-Advisory Agreement, and directed that these agreements be submitted to the Fund’s shareholders for approval. The Board expects to take final action on the Amended Investment Management Agreement and the Aberdeen Sub-Advisory Agreement at an in-person meeting to be held on October 11, 2005. In approving in principle the terms of the Aberdeen Sub-Advisory Agreement, the Board considered the following factors, among others:

•	The Investment Manager and Aberdeen PLC have advised the Board that the same London-based fixed income team that managed the Fund prior to the Aberdeen Transaction would become employees of Aberdeen and would continue to manage the Fund as employees of Aberdeen. In this regard, the Board also considered the assurances provided by Aberdeen PLC regarding the arrangements and incentives that had been established to ensure continued employment with Aberdeen of key members of this investment team. The Board concluded that continued access to the services provided by this team was in the best interests of the Fund and its shareholders.

•	The advisory fees paid by the Fund would not change as a result of implementing the Aberdeen Sub-Advisory Agreement, and the overall scope of services provided to the Fund and the standard of care applicable to those services would not be adversely affected. In this regard, the Board also considered the representations of the Investment Manager and Aberdeen PLC that they do not expect any diminution in the nature or quality of services provided to the Fund after the Aberdeen Transaction.

•	The terms of the Aberdeen Sub-Advisory Agreement, including the fees payable by the Investment Manager thereunder. The Board considered the fees payable to Aberdeen IS by the Investment Manager under the Aberdeen Sub-Advisory Agreement and concluded that such fees are fair and reasonable. The Board also considered the portion of the fees retained by the Investment Manager under the Amended Investment Management Agreement in light of the services the Investment Manager will continue to provide and its estimated costs of providing such services and concluded that such fees are fair and reasonable.

•	The benefits to the Investment Manager, Aberdeen PLC and their respective affiliates from the Aberdeen Transaction, including the Investment Manager’s conflicts of interest in recommending to the Board that it approve the Aberdeen Sub-Advisory Agreement.

•	The resources and operations of Aberdeen, including the experience and professional qualifications of Aberdeen personnel that would be providing compliance and other services to the Fund. The Board noted that, pursuant to the Amended Investment Management Agreement, the Investment Manager will oversee the management of the Fund’s portfolio by Aberdeen IS, and will continue to provide the same administrative services that it currently provides.

•	The Investment Manager’s commitment to pay all costs associated with obtaining shareholder approval of the Amended Investment Management Agreement and the Aberdeen Sub-Advisory Agreement.

      With regard to the Amended Investment Management Agreement, the Board considered that its terms are substantially identical to the terms of the Current Investment Management Agreement, except that the Amended Investment Management Agreement contains a provision specifically authorizing the Investment Manager to delegate some or all of its advisory duties to an unaffiliated sub-advisor (such as Aberdeen IS). In light of the fact that the Board had approved the continuation of the terms of the Current Investment Management Agreement at its July 5, 2005 meeting, the Board limited the scope of its review of the Amended Investment Management Agreement to consideration of this change, as well as the estimated profitability of this Agreement to the Investment Manager after its payment of sub-advisory fees to Aberdeen IS. The key factors considered by the Board in connection with approving the Current Investment Management Agreement in July 2005, which are also pertinent to their approval of the proposed contractual arrangements, include the following:

•	The investment management fee rate paid to the Investment Manager, including relative to the fee rates paid by similar funds. In this regard, the Board proposed and the Investment Manager accepted a significant (0.20%) reduction in the Fund’s investment management fee rate. The Board concluded that any existing economies of scale enjoyed by the Investment Manager were properly reflected in these fee arrangements, and that in light of the Fund’s closed-end structure there were limited opportunities for future material asset growth.

•	The investment performance of the Fund and the Investment Manager, both absolute and relative to various benchmarks and industry peer groups. In this regard, the Board observed that the Fund had outperformed its benchmark in each of the three month, six month, one year, three year and five year periods ended December 31, 2004. The Board also observed that the Fund had performed well relative to other funds in its Lipper peer group, including second quartile performance for the year ended December 31, 2004.

•	The Investment Manager’s personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes.

•	The nature, scope and quality of the services provided by the Investment Manager to the Fund. In this regard, the Board considered, among other things, that the types of services to be provided under the Current Investment Management Agreement were comparable to those typically found in agreements of such type.

•	The costs of the services to, and profits realized by, the Investment Manager and its affiliates from their relationships with the Fund. In this regard, the Board considered that the Investment Manager’s future profitability would likely be lower than its estimated historic profitability as a result of the reduction in the Fund’s investment management fee noted above.

•	The investment management fee rates paid to the Investment Manager relative to those payable for similar institutional accounts advised by the Investment Manager, including differences in the scope of services typically provided to mutual funds relative to institutional accounts.

•	The practices of the Investment Manager regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including the Investment Manager’s soft dollar practices. In this regard, the Board noted that the nature of the Fund’s investments eliminate any material use of soft dollars by the Investment Manager in respect of the Fund’s transactions.

•	The Investment Manager’s commitment to and record of compliance, including its written compliance policies and procedures.
      Based on all of the foregoing, the Board concluded that the Amended Investment Management Agreement and the Aberdeen Sub-Advisory Agreement were in the best interests of Fund shareholders. The Board unanimously recommends that shareholders of each Fund vote FOR the approval of the Amended Investment Management Agreement and the Aberdeen Sub-Advisory Agreement.
      If either the Amended Investment Management Agreement or the Aberdeen Sub-Advisory Agreement is not approved by shareholders, the Board will consider what other action, if any, is appropriate based upon the interests of the Fund’s shareholders.
Management of the Fund
The Investment Manager
      Under the supervision of the Board of Directors of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sales decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges, although it has delegated such duties to the Fund’s sub-advisor. If the Amended Investment Management Agreement and the Aberdeen Sub-Advisory Agreement are approved, the Investment Manager will supervise the provision of sub-advisory services to the Fund by Aberdeen IS.
      Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank, DeIM, DeAM, Inc., Deutsche Bank Securities, Inc., DeAMIS (prior to its acquisition by Aberdeen PLC), Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. DeIM is an indirect wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.
      As of July 29, 2005, DeIM had approximately $175 billion of assets under management.
      See Appendix J to this Proxy Statement for a list of those investment companies that DeIM and DeAMIS currently advise or subadvise that have investment objectives similar to those of the Fund, together with information regarding the fees charged to those companies.
      The principal occupations of each director and principal executive officer of DeIM are set forth in Appendix K to this Proxy Statement.
The Sub-advisor
      DeAMIS. Effective September 30, 2002, DeAMIS, which is currently located at One Appold Street, London, England, an affiliate of DeIM, became the sub-advisor for the Fund. Under the terms of the Research and Advisory Agreement, DeAMIS manages the investment and reinvestment of the Fund’s portfolio and will provide such investment advice, research and assistance as DeIM may, from time to time, reasonably request. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS currently receives a fee for its services at the annual rate of 0.50% of the Fund’s average weekly net assets from DeIM. Aberdeen IS will receive the same fee under the Aberdeen Sub-Advisory Agreement.
      DeAMIS is a wholly owned subsidiary of Deutsche Asset Management Group Limited (an investment holding company), which, in turn, is a wholly owned subsidiary of Deutsche Morgan Grenfell Group PLC (an investment holding company), which, in turn, is a wholly owned subsidiary of DB Investments (GB) Limited (a holding company). DB Investments (GB) Limited is a wholly owned subsidiary of Deutsche Bank.

      DeAMIS provides investment advisory services to other U.S.-registered investment companies which have investment objectives similar to that of the Fund. See Appendix J to this Proxy Statement for a list of those companies together with information regarding the fees charged to those companies.
      The principal occupations of each director and principal executive officer of DeAMIS are set forth in Appendix L. No Directors or officers of the Fund or Director Nominees are employees, officers, directors or shareholders of DeAMIS.
      Most of the executive and portfolio management personnel of DeAMIS are expected to become employees of Aberdeen as part of the Aberdeen Transaction.
      Aberdeen PLC. The name, address and principal occupation of the directors and principal executive officers of Aberdeen PLC are set forth in Appendix M.
      There were no payments by the Fund to any affiliates of Aberdeen PLC during the most recent fiscal year other than payments of sub-advisory fees by DeIM to DeAMIS under the current Research and Advisory Agreement. As noted above, DeAMIS will become a subsidiary of Aberdeen PLC upon the closing of the Aberdeen Transaction.
Vote Required
      Approval of Proposal II with respect to the Amended Investment Management Agreement and Proposal III with respect to the Aberdeen Sub-Advisory Agreement each requires the affirmative vote of (a) 67% or more of the shares present at the Meeting or represented by proxy, if holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. Because abstentions and broker non-votes are treated as shares present but not voting, abstentions and broker non-votes will have the effect of votes against Proposals II and III.
      After careful consideration, the Board, including the Independent Directors, recommend that the shareholders of the Fund vote “FOR” the approval of the Amended Investment Management Agreement as set forth in Proposal II and “FOR” the Aberdeen Sub-Advisory Agreement as set forth in this Proposal III.
      Shareholder approval of the Amended Investment Management Agreement, as set forth in Proposal II, and of the Aberdeen Sub-Advisory Agreement, as set forth in Proposal III, is necessary for the Aberdeen Sub-Advisory Agreement to take effect. If shareholders do not approve the Amended Investment Management Agreement, then the Aberdeen Sub-Advisory Agreement will not go into effect, even if it is approved by shareholders, and the Board will consider what action, if any, is appropriate based upon the interests of the shareholders.
      The Amended Investment Management Agreement, however, can go into effect if it is approved by shareholders but the Aberdeen Sub-Advisory Agreement is not approved by shareholders. If Proposal II is approved by shareholders but this Proposal III is not approved, then the Board will consider what other action, if any, is appropriate based upon the interests of the shareholders.
THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR”
PROPOSALS II AND III. ANY UNMARKED PROXIES WILL BE SO VOTED.
Other Matters
      The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that may come before the Meeting or any adjournment or postponement thereof in their discretion.
Miscellaneous
      Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Fund or personnel of the Investment Manager. The Fund has retained Georgeson Shareholder Communications, Inc. (“Georgeson”), 17 State Street, New York, New York 10004 to assist in the proxy solicitation. The cost of its services is estimated at $9,500 plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund’s officers or Georgeson, in person or by telephone, will be borne by the Investment Manager. The Investment Manager will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.
      Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about October 7, 2005. As mentioned above, Georgeson will assist in the solicitation of proxies. As the meeting date approaches, certain stockholders may receive a telephone call from a representative of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. If proxies are obtained telephonically, they will be recorded in accordance with procedures that are consistent with applicable law and that the Fund believes are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.
      If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this proxy statement. Should stockholders require additional informa-

tion regarding the proxy or a replacement proxy card, they may contact Georgeson toll–free at 1-800-261-1047. Any proxy given by a stockholder is revocable until voted at the Meeting. See “Proxy Statement — General.”
      In the event that sufficient votes in favor of the proposal set forth in the Notice of this Meeting are not received by October 31, 2005, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Investment Manager.
Stockholder Proposals
      Stockholders wishing to submit proposals for inclusion in the Fund’s proxy statement for the 2006 meeting of stockholders of the Fund should send their written proposals to Carole Coleman, Secretary of the Fund, c/o Deutsche Investment Management Americas Inc., at 345 Park Avenue, Mailstop NYC 20-2799, New York, New York 10154, by May 31, 2006. The timely submission of a proposal does not guarantee its inclusion.
      For nominations of candidates for election as Directors (other than nominations made by or at the recommendation of the Directors) or other business to be properly brought before the annual meeting by a stockholder, the stockholder must comply with the Fund’s bylaws, which, among other things, require that the stockholder must give timely notice in writing to the Secretary of the Fund and the notice must contain the information about the nomination or other business that is required by the Fund’s bylaws. To be timely, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund not later than 60 days prior to the date of the meeting; provided, however, that if less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, any such notice by a stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual or special meeting was given or such public disclosure was made.

      The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2006 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address within the time frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors,

Carole Coleman
Secretary
345 Park Avenue
New York, New York 10154
September 29, 2005

APPENDICES

A	Other Scudder Funds on Whose Boards the Director Nominees Serve
B	Share Ownership by Director and Director Nominees of the Fund and Other Scudder Funds
C	Compensation Paid to Each Director and Director Nominee by the Fund and Scudder Funds Complex
D	Audit Committee Charter
E	Committee on Independent Directors Charter
F	Information on the Current Investment Management Agreement for Fund
G	Form of Amended Investment Management Agreement
H	Fees Paid to the Investment Manager by the Fund
I	Form of Aberdeen Sub-Advisory Agreement
J	Funds Advised or Sub-Advised by DeIM or DeAMIS with Similar Investment Objectives
K	Directors and Principal Executive Officers of DeIM
L	Directors and Principal Executive Officers of DeAMIS
M	Directors and Principal Executive Officers of Aberdeen PLC

APPENDIX A
OTHER SCUDDER FUNDS ON WHOSE BOARDS THE DIRECTOR NOMINEES SERVE
      The first column shows the Scudder Funds for which Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss,* Jean Gleason Stromberg and Carl W. Vogt serve as Directors or Trustees. The second column shows the Scudder Funds for which Richard R. Burt, Martin J. Gruber, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr. and William N. Searcy currently serve as Directors or Trustees.

Updated as of July 6, 2005	Updated as of September 16, 2005

GLOBAL/ INTERNATIONAL FUND, INC.
Scudder Global Discovery Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
INVESTMENT TRUST
Scudder Capital Growth Fund
Scudder Growth and Income Fund
Scudder Large Company Growth Fund
Scudder S&P 500 Index Fund
Scudder Small Company Stock Fund
SCUDDER CASH INVESTMENT TRUST
SCUDDER FUNDS TRUST
Scudder Short Term Bond Fund
SCUDDER INCOME TRUST
Scudder GNMA Fund
SCUDDER INTERNATIONAL FUND, INC.
Scudder Emerging Markets Fund
Scudder Greater Europe Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
SCUDDER MONEY MARKET TRUST
Scudder Money Market Series	SCUDDER ADVISOR FUNDS, and its series:
Scudder Cash Management Fund Investment
Scudder Tax Free Money Fund Investment
Scudder NY Tax Free Money Fund Investment
Scudder Treasury Money Fund Investment
Scudder International Equity Fund
Scudder Mid Cap Growth Fund
Scudder Small Cap Growth Fund
Scudder Limited-Duration Plus Fund
SCUDDER ADVISOR FUNDS II, and its series:
Scudder EAFE Equity Index Fund
Scudder U.S. Bond Index Fund

*	Mr. Froewiss was elected to the Boards of these Funds effective as of September 15, 2005. Mr. Froewiss currently serves as a Director of the Fund, Scudder New Asia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, and Scudder Global Commodities Stock Fund, Inc.

Updated as of July 6, 2005	Updated as of September 16, 2005

SCUDDER MUNICIPAL TRUST
Scudder High Yield Tax Free Fund
Scudder Managed Municipal Bond Fund
SCUDDER MUTUAL FUNDS, INC.
Scudder Gold and Precious Metals Fund
SCUDDER PATHWAY SERIES
Conservative Portfolio
Growth Portfolio
Growth Plus Portfolio
Moderate Portfolio
SCUDDER PORTFOLIO TRUST
Scudder Income Fund
SCUDDER SECURITIES TRUST
Scudder Development Fund
Scudder Health Care Fund
Scudder Small Company Value Fund
SCUDDER STATE TAX FREE TRUST
Scudder Massachusetts Tax Free Fund
SCUDDER TAX FREE MONEY FUND
SCUDDER TAX FREE TRUST
Scudder Intermediate Tax/ AMT Free Fund
SCUDDER U.S. TREASURY MONEY FUND
SCUDDER VARIABLE SERIES I
Bond Portfolio
Capital Growth Portfolio
Global Discovery Portfolio
Growth and Income Portfolio
Health Sciences Portfolio
International Portfolio
Money Market Portfolio
VALUE EQUITY TRUST
Scudder Select 500 Fund
Scudder Tax Advantaged Dividend Fund	SCUDDER ADVISOR FUNDS III, and its series:
Scudder Money Market Fund
Scudder Lifecycle Long Range Fund
SCUDDER INSTITUTIONAL FUNDS, and its series:
Scudder Cash Management Fund
Scudder Cash Reserves Fund
Scudder Treasury Money Fund
Scudder International Equity Fund
Scudder Equity 500 Index Fund
Scudder Daily Assets Fund
Scudder Inflation Protected Plus Fund
Scudder Commodity Securities Fund
SCUDDER INVESTMENT PORTFOLIOS, and its series:
Scudder U.S. Bond Index Portfolio
Scudder EAFE® Equity Index Portfolio
Scudder Limited-Duration Plus Portfolio
SCUDDER CASH MANAGEMENT PORTFOLIO
SCUDDER TREASURY MONEY PORTFOLIO
SCUDDER INTERNATIONAL EQUITY PORTFOLIO
SCUDDER EQUITY 500 INDEX PORTFOLIO

Updated as of July 6, 2005	Updated as of September 16, 2005

SCUDDER MG INVESTMENTS TRUST, and its series:
Scudder International Select Equity Fund
Scudder Fixed Income Fund
Scudder Short Duration Fund
Scudder Short-Term Municipal Bond Fund
Scudder High Income Plus Fund
Scudder Micro Cap Fund
SCUDDER INVESTMENTS VIT FUNDS, and its series: Scudder Equity 500 Index Fund Scudder EAFE Equity Index Fund Scudder Small Cap Index Fund Scudder Real Estate Securities Portfolio
CASH RESERVE FUND, INC., and its series: Prime Series Treasury Series Tax-Free Series
SCUDDER FLAG INVESTORS COMMUNICATIONS FUND, INC.
SCUDDER FLAG INVESTORS VALUE BUILDER FUND, INC.
SCUDDER FLAG INVESTORS EQUITY PARTNERS FUND, INC.
SCUDDER RREEF SECURITIES TRUST, and its series: Scudder RREEF Real Estate Securities Fund
SCUDDER INVESTORS FUNDS, INC., and its series: Scudder Japanese Equity Fund
SCUDDER RREEF REAL ESTATE FUND, INC. (closed-end fund) SCUDDER RREEF REAL ESTATE FUND II, INC. (closed-end fund)

APPENDIX B
SHARE OWNERSHIP BY DIRECTOR AND DIRECTOR NOMINEES OF THE FUND
AND OTHER SCUDDER FUNDS

Aggregate Dollar
Range of Ownership in
all Funds Overseen by
Director or Director
	Dollar Range of	Nominee in the
	Share Ownership	Scudder Funds
Name of Director or Director Nominee	in Fund*	Complex**

Henry P. Becton, Jr.	$1-$10,000	Over $100,000
Richard R. Burt	None	Over $100,000
Dawn-Marie Driscoll	$1-$10,000	Over $100,000
Keith R. Fox	None	Over $100,000
Kenneth C. Froewiss	$10,001-$50,000	Over $100,000
Martin J. Gruber	$1-$10,000	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	None	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy	None	Over $100,000
Jean Gleason Stromberg	None	Over $100,000
Carl W. Vogt	None	Over $100,000

*	As of July 31, 2005

**	As of December 31, 2004. Securities beneficially owned as defined under the Exchange Act include direct and/or indirect ownership of securities where the Director or Director Nominee’s economic interest is tied to the securities, employment ownership and securities when the Director or Director Nominee can exert voting power and when the Director or Director Nominee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

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APPENDIX C
COMPENSATION PAID TO EACH DIRECTOR AND DIRECTOR NOMINEE BY THE
FUND AND SCUDDER FUNDS COMPLEX
      The following table shows compensation received by each Director standing for re-election and Director Nominee from the Fund and aggregate compensation from the Scudder Funds Complex during the 2004 calendar year.

			Total
		Pension or	Compensation
	Compensation	Retirement	Paid to Nominee
	from Scudder	Benefits Accrued	from the
	Global High	as Part of Fund	Scudder Funds
Name of Nominee	Income Fund, Inc.	Expenses	Complex

Henry P. Becton, Jr.	$0	$0	$159,500	(1)(2)(3)
Richard R. Burt	$0	$0	$198,370	(4)(5)(7)
Dawn-Marie Driscoll	$0	$0	$208,016	(1)(2)(3)(6)
Keith R. Fox	$0	$0	$220,620	(1)(2)(3)
Kenneth C. Froewiss	$18,750	$0	$87,364	(8)
Martin J. Gruber	$0	$0	$136,000	(4)(5)(7)
Richard J. Herring	$0	$0	$138,000	(4)(5)(7)
Graham E. Jones	$0	$0	$137,000	(4)(5)(7)
Rebecca W. Rimel	$0	$0	$164,120	(4)(5)(7)
Philip Saunders, Jr.	$0	$0	$138,000	(4)(5)(7)
William N. Searcy	$0	$0	$149,500	(4)(5)(7)
Jean Gleason Stromberg	$0	$0	$153,500	(1)(2)(3)
Carl W. Vogt	$0	$0	$168,500	(1)(2)(3)

(1)	For these Director Nominees, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 49 funds/portfolios. Each of these Director Nominees currently serves on the boards of 18 trusts/corporations comprised of 42 funds/portfolios.

(2)	Aggregate compensation reflects amounts paid to the Director Nominees for special meetings of ad hoc committees of the Boston Board in connection with the possible consolidation of the various Scudder Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $3,000 for Mr. Becton, $34,120 for Ms. Driscoll, $36,620 for Mr. Fox and $17,000 for Mr. Vogt. These meeting fees were borne by the Scudder Funds.

(3)	Aggregate compensation also reflects amounts paid to the Director Nominees for special meetings of ad hoc committees of the Boston Board in connection with reviewing the Funds’ shareholder servicing arrangements. Such amounts totaled $2,500 for Ms. Driscoll and $31,000 for Mr. Fox. Also included are amounts paid to the Director Nominees for special meetings to consider fund mergers. These amounts totaled $5,000

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for Mr. Becton and Ms. Driscoll, $4,000 for Mr. Fox and $3,000 for Ms. Stromberg. The Funds were reimbursed by the Investment Manager for these meeting fees.

(4)	Aggregate compensation reflects amounts paid to these Director Nominees for special meetings of ad hoc committees of the New York Board in connection with the possible consolidation of the various Scudder Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $31,120 for Mr. Burt, $3,000 for Mr. Gruber, $4,000 for Mr. Herring, $3,000 for Mr. Jones, $31,120 for Ms. Rimel, $4,000 for Mr. Saunders and $2,000 for Mr. Searcy. These meeting fees were borne by the Scudder Funds.

(5)	During calendar year 2004, the total number of funds overseen by each of these Director Nominees was 55 funds, except for Mr. Burt, who oversaw 58 funds.

(6)	Includes $14,896 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board for the Boston Board funds.

(7)	Of the amounts payable to Ms. Rimel and Messrs. Herring and Saunders, $144,897, $56,554 and $126,888, respectively, was deferred pursuant to a deferred compensation plan.

(8)	Total compensation includes compensation for service on boards of five corporations.

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APPENDIX D
SCUDDER CLOSED-END FUNDS
Scudder Global Commodities Stock Fund, Inc. (added July 7, 2004)
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
The Brazil Fund, Inc.
The Korea Fund, Inc.
AUDIT COMMITTEE CHARTER
ADOPTED APRIL 7, 2004
      This document constitutes the Charter of the Audit Committee (the “Committee”) of the Board of Directors of each of the above-referenced Scudder Closed-End Funds (the “Funds”). The Board of Directors of the Funds (the “Board”) established the Committee to provide oversight with respect to the Funds’ accounting and financial reporting policies and practices.

(1)	Organization. The Committee shall be composed of three or more members of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Funds, who do not directly or indirectly receive consulting, advisory or other compensatory fees from the Funds or from the Funds’ investment adviser or its affiliates, except fees from the Funds for services as a Director, and who satisfy any independence or expertise requirements of the exchange(s) on which the Funds’ shares are traded.

(2)	Meetings. The Committee shall meet on a regular basis as necessary or appropriate, and is empowered to hold special meetings as circumstances warrant.

(3)	Committee Purposes. The purposes of the Committee are as follows:

(a)	To oversee the Funds’ accounting and financial reporting policies and practices, the Funds’ internal controls (including disclosure controls and procedures) and, as appropriate, the internal controls of certain Fund service providers;

(b)	To oversee the quality and objectivity of the Funds’ financial statements and the independent audit thereof;

(c)	To exercise direct responsibility for the appointment, compensation, retention and oversight of the work performed by the Funds’ independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds;

(d)	To act as a liaison between the Funds’ independent auditors and the Board;

(e)	To oversee the Funds’ compliance with legal and regulatory requirements; and

(f)	To prepare an audit committee report as required by Item 306 of Regulation S-K to be included in the Funds’ annual proxy statement relating to the election of directors, or, if the Funds do not file a proxy statement, in the Funds’ annual report filed with the Securities and Exchange Commission.
      The function of the Audit Committee is oversight; it is management’s responsibility to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls (including disclosure controls and procedures), and the auditor’s responsibility to plan and carry out a proper audit.

(4)	Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

(a)	To approve the selection, retention, compensation and termination of the Fund’s independent auditors, and, in connection therewith, to evaluate and determine the terms of any engagement of the auditors (including fees) by or on behalf of the Funds, as well as to set clear hiring policies relating to the hiring by entities within the Funds’ investment complex(1) of employees or former employees of the independent auditors;

(b)	To consider whether the provision of non–audit services rendered by the independent auditors to the Funds and the Funds’ investment adviser and its affiliates, or any other circumstances which may arise, impair the independence of independent auditors;

(c)	To: (i) at least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent

(1)	“Investment company complex” includes:

—	the Fund and its investment adviser or sponsor;

—	any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity (i) is an investment adviser or sponsor or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and

—	any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the sections above.

auditor and the Funds; (ii) discuss the annual audited financial statements and any interim financial statements with management and the independent auditor, including the Funds’ disclosures under “Portfolio Management Review”; and (iii) discuss policies with respect to risk assessment and risk management;

(d)	To meet with the Fund’s independent auditors, including private meetings as necessary or appropriate: (i) to review the arrangements for and scope of the Funds’ annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Funds’ financial policies and procedures, internal accounting controls and disclosure controls and procedures, and management’s responses thereto; (iv) to review the form of the opinion the auditors propose to render to the Board and Fund stockholders; and (v) to review any other reports, representations or communications from the auditors regarding matters within the Committee’s scope of responsibilities under this Charter;

(e)	To meet regularly with the Funds’ chief financial and accounting officers, the Funds’ Treasurer and the Funds’ investment adviser’s internal auditors, in each case to discuss any matters the Committee or such parties believe necessary or appropriate to raise, and to review and consider any reports or communications from any such parties relating to the operations of the Funds;

(f)	To review such other matters or information that the Committee believes may be relevant to the auditors, the audit engagement, or the Funds’ financial policies and procedures, internal accounting controls or disclosure controls and procedures;

(g)	To establish procedures for the receipt, retention and treatment of complaints that the Funds receives regarding Fund accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submissions by Fund officers or employees of Fund service providers of concerns regarding suspected fraud of any type related to the Funds, including without limitation questionable accounting or auditing matters;

(h)	To establish procedures for the prospective approval of the engagement of the independent auditors to provide: (i) audit or permissible non-audit services to the Funds, and (ii) non-audit services to the Funds’ investment advisers (or any entity controlling, controlled by or under common control with a Fund investment adviser that provides ongoing services to the Funds) that relate directly to the Funds’ operations and financial reporting;

(i)	To establish guidelines pursuant to which the independent auditors are required to keep the Committee apprised of any proposed new relationships between the independent auditors and the Funds’ investment advisers (and their affiliates); and

(j)	To report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

(5)	Role of Independent Auditors. The Fund’s independent auditors are ultimately accountable to the Committee, and must report directly to the Committee.

(6)	Resources and Authority. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to consult with counsel and/or to retain, at the Funds’ expense, such other experts or consultants as the Committee deems necessary or appropriate to fulfill its responsibilities.

(7)	Periodic Review of Charter. The Committee shall review this Charter at least annually and recommend any changes to the Board.

APPENDIX E
SCUDDER CLOSED-END FUNDS
Scudder Global Commodities Stock Fund, Inc. (added July 7, 2004)
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
The Brazil Fund, Inc.
COMMITTEE ON INDEPENDENT DIRECTORS
CHARTER
ADOPTED APRIL 7, 2004 (and revised as of April 2005)
      This document constitutes the Charter of the Committee on Independent Directors (the “Committee”) of the Board of Directors of the above referenced Scudder Closed-End Funds (each a “Fund” and collectively, the “Funds”). The Board of Directors of the Funds (the “Board”) has adopted this Charter to govern the activities of the Committee.

(1)	Statement of Purposes and Responsibilities. The primary purposes and responsibilities of the Committee are: (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created; (ii) to recommend for the Board’s selection the Director nominees for the next annual meeting of shareholders if any is to be held; (iii) to set any necessary standards or qualifications for service on the Board; (iv) to review and evaluate the compensation practices of the Directors who are not “interested persons” of the Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Directors”), and to recommend any changes thereto to the Board; (v) to determine the policies governing retirement of all Independent Directors; (vi) to perform periodic evaluations of the effectiveness of the Independent Directors; and (vii) to consider such other matters of special relevance to Independent Directors.

(2)	Organization and Governance. The Committee shall be comprised of all of the Independent Directors and shall not include any members who are not Independent Directors.

A member of the Committee may be designated by the Board as the Committee’s chair (the “Lead Independent Director”). The Committee may delegate any portion of its authority or responsibilities to a sub-committee of one or more members.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Funds’ By-Laws. The Chair of the Board, the Lead Independent Director or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

(3)	Qualifications for Director Nominees. The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board’s composition.

(4)	Identification of Nominees. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Funds’ current Directors, (ii) the Funds’ officers, (ii) the Funds’ investment adviser(s), (iv) the Funds’ shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

(5)	Consideration of Candidates Recommended By Shareholders. The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

Appendix A to Committee on Independent Directors Charter
Procedures for Shareholders to Submit Nominee Candidates
Adopted April 7, 2004 (and revised as of April 2005)
      A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

(1)	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the relevant Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

(2)	Shareholder Recommendations must be delivered to, or mailed by certified mail, return receipt requested to and received at, the principal executive offices of the Fund at least one hundred twenty (120) calendar days before the anniversary of the date that the Fund’s proxy statement was released to shareholders in connection with the previous year’s annual meeting.

(3)	The Shareholder Recommendation must include:

(a)	a statement in writing setting forth (i) the name, age, date of birth, business address, residence address, principal occupation or employment, and nationality of the person recommended by the shareholder (the “candidate”); (ii) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (iii) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (iv) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (v) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination;

(b)	the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;

(c)	the recommending shareholder’s name and address as they appear on the Fund’s books;

(d)	the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and

(e)	a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

APPENDIX F
INFORMATION ON THE CURRENT INVESTMENT
MANAGEMENT AGREEMENT
      The Current Investment Management Agreement, which is dated April 5, 2002, was most recently approved by the Board of Directors on July 5, 2005.
      The Current Investment Management Agreement was most recently approved by Fund shareholders on March 28, 2002. The Current Investment Management Agreement was submitted to shareholders on March 28, 2002 in connection with the change in control of the Investment Manager as a result of the acquisition of the Investment Manager by Deutsche Bank.

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APPENDIX G
FORM OF
AMENDED AND RESTATED INVESTMENT ADVISORY, MANAGEMENT
AND ADMINISTRATION AGREEMENT
      AGREEMENT, dated and effective as of [Date], 2005 between SCUDDER GLOBAL HIGH INCOME FUND, INC., a Maryland corporation (herein referred to as the “Fund”), and DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC., a Maryland corporation (herein referred to as the “Manager”).
WITNESSETH:
      That in consideration of the mutual covenants herein contained, it is agreed by the parties as follows:

(1)	The Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, (i) to make investment decisions for the Fund, to prepare and make available to the Fund research and statistical data in connection therewith and to supervise the acquisition and disposition of securities by the Fund, including the selection of brokers or dealers to carry out the transactions, all in accordance with the Fund’s investment objective and policies and in accordance with guidelines and directions from the Fund’s Board of Directors; (ii) to assist the Fund as it may reasonably request in the conduct of the Fund’s business, subject to the direction and control of the Fund’s Board of Directors; (iii) to maintain or cause to be maintained for the Fund all books, records, reports and any other information required under the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that such books, records and reports and other information are not maintained or furnished by the custodian or other agents of the Fund; (iv) to furnish at the Manager’s expense for the use of the Fund such office space and facilities as the Fund may require for its reasonable needs in the City of New York and to furnish at the Manager’s expense clerical services in the United States related to research, statistical and investment work; (v) to render to the Fund administrative services such as preparing reports to and meeting materials for the Fund’s Board of Directors and reports and notices to stockholders, preparing and making filings with the Securities and Exchange Commission (the “SEC”) and other regulatory and self-regulatory organizations, including preliminary and definitive proxy materials and post-effective amendments to the Fund’s registration statement on Form N-2 under the Securities Act of 1933, as amended, and the 1940 Act, as amended from time to time, providing assistance in certain accounting and tax matters and investor and public relations, monitoring the valuation of portfolio securities, assisting in the calculation of net asset value and calculation and payment of distributions to stockholders, and overseeing arrangements with the Fund’s custodian, including the maintenance of books and records of the Fund; and (vi) to pay the reasonable salaries, fees and expenses of such of the Fund’s officers and employees (including the Fund’s shares of payroll taxes) and any fees and expenses of such of the Fund’s directors as are directors, officers or employees of the Manager; provided, however, that the Fund, and not the Manager, shall bear travel expenses (or an appropriate portion thereof) of directors and officers of the Fund who are directors, officers or employees of the Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof or advisers thereto. The Manager shall bear all expenses arising out of its duties hereunder but shall not be responsible for any expenses of the Fund other than those specifically allocated to the Manager in this paragraph 1. In particular, but without limiting the generality of the foregoing, the Manager shall not be responsible, except to the extent of the reasonable compensation of such of the Fund’s employees as are directors, officers or employees of the Manager whose services may be involved, for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including overhead or employee costs of the Manager or of any one or more organizations retained as an advisor or consultant to the Fund); fees payable to the Manager and to any advisor or consultants, including an advisory board, if applicable; legal expenses; auditing and accounting expenses; telephone, telex, facsimile, postage and other communication expenses; taxes and governmental fees; stock exchange listing fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund’s custodians, subcustodians, transfer agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering or qualifying securities of the Fund for sale; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of preparing and distributing reports, notices and dividends to stockholders; costs of stationery; costs of stockholders’ and other meetings; litigation expenses; or expenses relating to the Fund’s dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan).

(2)	Subject to the prior approval of the members of the Fund’s Board of Directors who are not “interested persons,” as defined in the 1940 Act, you may, through a sub-advisory agreement or other arrangement, delegate to any other company that you control, are controlled by, or are under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of your duties enumerated in section 1 hereof; provided, that you shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve you of any of your obligations hereunder.

Subject to the prior approval of the members of the Fund’s Board of Directors who are not “interested persons,” as defined in the 1940 Act, you may, through a sub-advisory agreement, delegate to any other company that is not an “affiliated person” (as defined in the 1940 Act) of you or of the Fund (other than by reason of serving as an investment advisor to the Fund) (each a “sub-advisor”), to the extent permitted by applicable law, certain of your duties enumerated in section 1 hereof; provided, that you shall continue to supervise the services provided by such sub-advisor and any such delegation shall not relieve you of any of your obligations hereunder.

Subject to the provisions of this Agreement, the duties of any sub-advisor or delegate, the portion of portfolio assets of the Fund that the sub-advisor or delegate shall manage and the fees to be paid to the sub-advisor or delegate by you under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by you, subject to the prior approval of the members of the Fund’s Board of Directors who are not “interested persons,” as defined in the 1940 Act.

(3)	As exclusive licensee of the rights to use and sublicense the use of the “Scudder,” “Scudder Kemper Investments, Inc.” and “Scudder, Stevens & Clark, Inc.” trademarks (together, the “Scudder Marks”), the Manager hereby grants the Fund a non-exclusive right and sublicense to use (i) the “Scudder” name and mark as part of the Fund’s name (the “Fund Name”) and (ii) the Scudder Marks in connection with the Fund’s investment products and services, in each case only for so long as this Agreement, any other investment management agreement between the Fund and the Manager (or any organization which shall have succeeded to the Manager’s business as investment manager (the “Manager’s Successor”)), or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as the Manager is a licensee of the Scudder Marks, provided, however, that the Manager agrees to use its best efforts to maintain its license to use and sublicense the Scudder Marks. The Fund agrees that it shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein, that all of the Fund’s uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder Marks (the “Trademark Owner”), and that the Fund shall not challenge the validity of the Scudder Marks or the Trademark Owner’s ownership thereof. The Fund further agrees that all services and products it offers in connection with the Scudder Marks shall meet commercially reasonable standards of quality, as may be determined by the Manager or the Trademark Owner from time to time, provided that the Manager acknowledges that the services and products the Fund rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the Fund shall cooperate with the Manager and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the Fund as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between the Manager (or the Manager’s Successor) and the Fund, or the Manager no longer is a licensee of the Scudder Marks, the Fund shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund Name or any other name indicating that it is advised by, managed by or otherwise connected with the Manager (or the Manager’s Successor) or the Trademark Owner. In no event shall the Fund use the Scudder Marks or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name “Scudder”) if this Agreement or any other investment advisory agreement between the Manager (or the Manager’s Successor) and the Fund is terminated.

(4)	The Fund agrees to pay to the Manager in United States dollars, as full compensation for the services to be rendered and expenses to be borne by the Manager hereunder, a monthly fee which, on an annual basis, is equal to 1.00% per annum of the value of the Fund’s average weekly net assets. Each payment of a monthly fee to the Manager shall be made within the ten days next following the day as of which such payment is so computed. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the Articles of Incorporation and By-laws of the Fund, as amended from time to time.

(5)	The Manager agrees that it will not make a short sale of any capital stock of the Fund or purchase any share of the capital stock of the Fund otherwise than for investment.

(6)	In executing transactions for the Fund and selecting brokers or dealers, the Manager shall use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Manager shall consider on a continuing basis all factors it deems relevant, including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Manager may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Manager or an affiliate exercises investment discretion.

(7)	Nothing herein shall be construed as prohibiting the Manager from providing investment advisory services to, or entering into investment advisory agreements with, other clients (including other registered investment companies), including clients which may invest in securities issued by issuers in emerging market countries, or from utilizing (in providing such services) information furnished to the Manager by advisors and consultants to the Fund and others; nor shall anything herein be construed as constituting the Manager as an agent of the Fund.

Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund. In addition, the Fund acknowledges that the persons employed by the Manager to assist in the performance of the Manager’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Manager or any affiliate of the Manager to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

(8)	The Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Manager nor its officers, directors, employees or agents shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its duties or by reason of reckless disregard on the part of the Manager of its obligations and duties under this Agreement. Any person, even though also employed by the Manager, who may be or become an employee of the Fund and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Manager.

(9)	This Agreement shall be in effect for an initial term ending on [date, 2007] and shall continue in effect from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund’s Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund’s Board of Directors or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time without penalty, on 60 days’ written notice, by the Fund’s Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Manager.

This Agreement shall automatically be terminated in the event of its assignment, provided that an assignment to a corporate successor to all or substantially all of the Manager’s business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Manager’s business shall not be deemed to be an assignment for the purposes of this Agreement. Any notice to the Fund or the Manager shall be deemed given when received by the addressee.

(10)	This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto, except as permitted under the 1940 Act or rules and regulations adopted thereunder. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund’s Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(11)	This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms “interested person,” “assignment,” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act.

(12)	This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

(13)	This Agreement is an Amendment and Restatement of the Investment Advisory, Management and Administration Agreement dated April 5, 2002 between the Fund and the Manager and supersedes all prior investment advisory, management, and/or administration agreements in effect between the Fund and the Manager.

      IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.

SCUDDER GLOBAL
HIGH INCOME FUND, INC.

By:

Title:

DEUTSCHE INVESTMENT MANAGEMENT

AMERICAS INC.

By:

Title:

APPENDIX H
FEES PAID TO THE INVESTMENT MANAGER BY THE FUND
      The Fund pays investment management fees at the rate of 1.00% per annum of the value of the Fund’s average weekly net assets effective October 1, 2005. Prior to this date, the Fund paid investment management fees at the annual rate of 1.20% of its average weekly net assets.
      The Fund paid $917,855 to the Investment Manager for the fiscal year ended October 31, 2004.

H-1

APPENDIX I
FORM OF ABERDEEN SUB-ADVISORY AGREEMENT
INVESTMENT SUB-ADVISORY AGREEMENT
      AGREEMENT made this                     day of                     , 2005, between Deutsche Investment Management Americas Inc. (the “Investment Manager”) and Aberdeen Asset Management Investment Services Limited (the “Sub-Adviser”).
      WHEREAS, Scudder Global High Income Fund, Inc., a Maryland corporation (the “Fund”) is registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and
      WHEREAS, the Investment Manager has entered into an Amended and Restated Investment Advisory, Management and Administration Agreement dated [date] (such agreement and any successor agreement thereto, the “Management Agreement”) with the Fund, pursuant to which the Investment Manager acts as investment manager to the Fund and provides certain investment advisory and other services with respect to the Fund; and
      WHEREAS, the Investment Manager, with the approval of the Fund’s Board of Directors, including a majority of the Directors who are not “interested persons,” as defined in the 1940 Act, desires to retain the Sub-Adviser to provide investment advisory services in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.
      NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Sub-Adviser. Subject to supervision and oversight by the Investment Manager and the Fund’s Board of Directors, the Sub-Adviser shall manage all of the securities and other assets of the Fund entrusted to it by the Investment Manager hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objective(s), policies and restrictions as stated in the Fund’s registration statement under the 1940 Act, as amended from time to time (the “Registration Statement”), and subject to the following:

(a)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Fund’s constituent documents and the Registration Statement and with the instructions and directions of the Investment Manager and of the Board of Directors of the Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(b)	The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund and will place orders with or through only those brokers or dealers that appear on a list of brokers and dealers approved by the Investment Manager and made available to the Sub-Adviser from time to time. The Sub-Adviser will carry out the policy with respect to brokerage set forth in the Fund’s Registration Statement or as the Board of Directors or the Investment Manager may direct from time to time, in conformity with federal securities laws. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to obtain on behalf of the Fund best execution. In evaluating best execution for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any instructions and directions of the Investment Manager or the Board of Directors, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Provided the Sub-Adviser is acting in accordance with any such instructions and directions of the Investment Manager or the Board of Directors, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund. In no instance, however, will the Fund’s Assets be purchased from or sold to the Investment Manager, the Sub-Adviser, any other sub-adviser of the Fund or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, or any affiliated person of either the Fund, the Investment Manager, the Sub-Adviser or any other sub-adviser of the Fund or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act and approved by (or pursuant to procedures of) the Investment Manager and the Board of Directors. The Investment Manager or its affiliates may, from time to time, engage other sub-advisers to advise the Fund

(or portions thereof), or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a “Sub-Advised Fund”). The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Investment Manager or its affiliates with respect to transactions in securities or other assets concerning the Fund or another Sub-Advised Fund, except to the extent permitted by the certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Sub-Adviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Fund as may be in effect from time to time, the Sub-Adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Sub-Adviser agrees that the Investment Manager shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or broker-dealers through or with which portfolio transactions on behalf of the Fund may not be effected. The Sub-Adviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker-dealer on behalf of the Fund, unless and until the written approval of the Investment Manager or the Board of Directors, as the case may be, is so obtained.

(c)	The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by applicable law. The Sub-Adviser shall keep the Investment Manager informed of developments materially affecting the Fund. The Sub-Adviser shall provide to the Investment Manager or the Board of

Directors such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Investment Manager or Board of Directors may reasonably request.

The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Investment Manager all information relating to the Sub-Adviser’s services under this Agreement needed by the Investment Manager to keep the other books and records of the Fund required by applicable law. The Sub-Adviser shall also furnish to the Investment Manager any other information relating to the Assets that is required to be filed by the Investment Manager or the Fund with the SEC or sent to shareholders under the 1933 Act or 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Investment Manager or the Fund obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser agrees to permit the Investment Manager, the Fund’s officers and the Fund’s independent registered public accounting firm to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon due notice. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser and to the Investment Manager upon the termination of this Agreement at the Fund’s request. The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.

(d)	The Sub-Adviser will also make its officers and employees available to meet with the officers of the Investment Manager and the Fund’s officers and Directors on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. In addition, the Sub-Adviser shall, on the Sub-Adviser’s own initiative, and as reasonably requested by the Investment Manager, for itself and on behalf of the Fund, furnish to the Investment Manager from time to time whatever information the Investment Manager reasonably believes appropriate for this purpose. From time to time as the Board of Directors of the Fund or the Investment Manager may reasonably request, the Sub-Adviser will furnish to the Investment Manager and Fund’s officers and to each of its Directors, at the Sub-Adviser’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Fund or the Investment Manager may reasonably request. In addition, the Sub-Adviser shall provide advice and assistance to the Investment Manager as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Registration Statement and valuation procedures. The Sub-Adviser will make its officers and employees available to meet with the officers of the Investment Manager and the Fund’s officers and Directors and provide such information as the Board of Directors and the Investment Manager reasonably believe appropriate for purposes of the Board’s consideration of this Agreement and any continuations thereof, including information about the profitability to the Sub-Adviser of providing advisory services hereunder.

(e)	The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Fund’s Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. The Sub-Adviser shall also provide the Investment Manager with such information upon request of the Investment Manager. The Sub-Adviser shall provide such sub-certifications as officers of the Investment Manager or the Fund may reasonably request in connection with the filings of Form N-CSR or Form N-Q (or any similar form) by the Fund.

(f)	In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Investment Manager, shall have no authority to act for or represent the Fund in any way or otherwise be deemed to be an agent of the Fund or the Investment Manager. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. The Sub-Adviser’s services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that the Sub-Adviser may render investment advice, management and other services to other investment companies and clients.

(g)	The Sub-Adviser shall vote proxies and take corporate action elections with respect to securities held by the Fund in accordance with guidelines established by the Investment Manager and approved by the Board of Directors.

(h)	Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Investment Manager, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in this section with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser’s duties hereunder.

(i)	Without further verification or inquiry by the Sub-Adviser, the Sub-Adviser is authorized to rely on instructions or directions provided by (1) the Board of Directors, officers of the Fund and portfolio managers named in the Registration Statement or other reports under the 1940 Act who are employees of the Investment Manager; and (2) other persons designated by the Investment Manager and identified to the Sub-Adviser as “Authorized Persons” pursuant to this Agreement, provided that instructions or directions provided pursuant to this Section 1(i)(2) are provided in writing (which may include e-mail or facsimile transmissions).

2.	Duties of the Investment Manager. The Investment Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall supervise and oversee the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Fund’s constituent documents, the Registration Statement, the instructions and directions provided pursuant to Section 1(i) of this Agreement, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.
3.     Delivery of Documents.

(a)	The Investment Manager has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(i)	The Fund’s Articles of Incorporation, as in effect on the date of this Agreement and as amended from time to time (herein called the “Charter”);

(ii)	By-Laws of the Fund; and

(iii)	The most recent amendment to the Registration Statement of the Fund and annual and semi-annual reports filed on Form N-CSR under the 1940 Act.

(b)	The Sub-Adviser has furnished the Investment Manager with copies properly certified or authenticated of each of the following documents:

(i)	The Sub-Adviser’s most recent audited financial statements;

(ii)	An organizational chart showing public companies and registered broker-dealers affiliated with the Sub-Adviser;

(iii)	The Sub-Adviser’s Form ADV; and

(iv)	The Sub-Adviser’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act.

4.	Certain Representations and Warranties of the Sub-Adviser.

(a)	The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, is a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b)	The Sub-Adviser represents that it has read and understands the Registration Statement and warrants that in investing the Assets it will use all reasonable efforts to adhere to the Fund’s investment objective(s), policies and restrictions contained therein.

(c)	The Sub-Adviser represents that it will provide the Fund with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act. The Sub-Adviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

(d)	The Sub-Adviser represents that, as of the date of this Agreement (which representation shall be confirmed periodically thereafter), (1) neither it nor any of its “affiliated persons” (as defined in the 1940 Act) are affiliated persons of: (i) the Investment Manager; (ii) any other sub-adviser to the Fund or any affiliated person of that sub-adviser; (iii) any promoter, underwriter, officer, board member, member of an advisory board, or employee of the Fund; or (iv) the Fund (other than by reason of serving as an investment adviser to the Fund); and (2) to the best knowledge of the Sub-Adviser, neither the Invest-

ment Manager nor any of its directors or officers directly or indirectly owns any material interest in the Sub-Adviser other than an interest through ownership of shares of a pooled investment vehicle that is not controlled by such person (or entity). The Sub-Adviser agrees to promptly notify the Investment Manager if it or any of its affiliated persons becomes an affiliated person of any of the persons set forth in (i) to (iv).

(e)	The Sub-Adviser represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and that are otherwise in compliance with Rule 206(4)-7 under the Advisers Act. The Sub-Adviser agrees to provide the Fund and the Investment Manager, from time to time, with copies of such policies and procedures, summaries thereof and certifications with respect thereto. The Sub-Adviser agrees to cooperate with the Fund’s Chief Compliance Officer in providing information to fulfill the requirements of Rule 38a-1 under the 1940 Act as interpreted by the SEC or the Board of Directors.

5.     Compliance.

(a)	The Sub-Adviser agrees that it shall promptly notify the Investment Manager and the Fund: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) of the occurrence of any event that could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (iii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement; or (iv) upon having a reasonable basis for believing that, as a result of the Sub-Adviser’s investing the Assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objective(s), policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law.

(b)	The Investment Manager agrees that it shall promptly notify the Sub-Adviser: (i) in the event that the SEC has censured the Investment Manager or the Fund; placed limitations upon any of their activities, functions or operations; suspended or revoked the Investment Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) of the occurrence of any event that could disqualify the Investment Manager from serving as an investment adviser pursuant to Section 9 of the 1940 Act; or (iii) in the event that there is a change in the

Investment Manager, financial or otherwise, that adversely affects its ability to perform services under this Agreement.

(c)	The Sub-Adviser shall immediately forward, upon receipt, to the Investment Manager any correspondence from the SEC or other regulatory authority that relates to the Fund or the Investment Manager generally, including SEC inspection reports.

(d)	The Fund and the Investment Manager shall be given access to any and all records or other documents of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to promptly cooperate with the Fund and the Investment Manager and their representatives in connection with requests for such records or other documents.
6.     Compensation to the Sub-Adviser.

(a)	For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Investment Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, a sub-advisory fee at the rate specified in Appendix A which is attached hereto and made part of this Agreement. The fee will be computed on the average weekly net assets of the Fund and will be paid to the Sub-Adviser monthly.

(b)	For purposes of this Section 6, the value of net assets of the Fund shall be computed as required by the 1940 Act and in accordance with any procedures approved by the Board of Directors for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares.

7.	Expenses. The Sub-Adviser shall bear all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Fund to be borne by the Fund) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services to the Fund; costs relating to local administration of securities; fees for any pricing service; the costs of the Fund’s regulatory compliance (other than costs primarily relating to the Investment Manager’s or Sub-Adviser’s regulatory compliance); and pro rata costs associated with maintaining the Fund’s legal existence and shareholder relations. All other Fund operating expenses not specifically assumed by the Sub-Adviser hereunder or by the Investment Manager are borne by the Fund.

8.	Standard of Care and Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that nothing herein contained will be construed to protect the Sub-Adviser against any liability to the Investment Manager, the Fund or its shareholders by reason of: (a) the Sub-Adviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instruction provided in writing by the Fund’s Board of Directors or the Investment Manager or (b) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

9.	Disclosure Regarding the Sub-Adviser.

(a)	The Sub-Adviser has reviewed the disclosure about the Sub-Adviser and its management of the Fund contained in the Fund’s proxy statement soliciting shareholder approval of this Agreement (the “Proxy Statement”) and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such document contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

(b)	The Sub-Adviser agrees to notify the Investment Manager and the Fund promptly of: (i) any statement about the Sub-Adviser or its management of the Fund contained in the Proxy Statement or Registration Statement that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser or its management of the Fund in such documents which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees, including portfolio managers to the Fund who are employees of the Sub-Adviser.

10.	Insurance. The Sub-Adviser shall maintain for the duration hereof, with an insurer acceptable to the Investment Manager, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts deemed by the Sub-Adviser in its sole discretion to be sufficient to meet its obligations to its clients, including the Fund.

11. Duration and Termination.

(a)	This Agreement shall become effective with respect to the Fund on , 2005, and shall remain in full force for a period of two years from such date and from year to year thereafter, but only as long as such continuance is specifically approved at least annually and in the manner required by the 1940 Act. The requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

(b)	This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement. In addition, the Investment Manager has the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

(c)	If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.

(d)	This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Investment Manager. The Fund may effect termination of this Agreement by action of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Investment Manager and the Sub-Adviser. The Investment Manager may effect termination of this Agreement on sixty (60) days’ written notice to the Sub-Adviser.

(e)	The Sub-Adviser may terminate this Agreement upon ninety (90) days’ written notice to the Investment Manager.

(f)	Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination.
12. Confidentiality.

(a)	Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto or the Fund (unless such information is or becomes readily ascertainable from public or published information or trade sources) and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by the SEC, other regulatory body with applicable jurisdiction, or the Fund’s independent registered public accounting firm, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

(b)	The Investment Manager, on behalf of the Fund, has legitimate business reasons to disclose to the Sub-Adviser certain non-public portfolio holdings information of the Fund (“Holdings Information”) from time to time. The Sub-Adviser agrees that it:

(i)	Will use the Holdings Information exclusively for purposes of providing services pursuant to this Agreement that may benefit the Fund;

(ii)	Will not engage in any fraudulent, competitive or improper behavior based on the Holdings Information that may disadvantage the Fund, including disclosing, trading or making investment recommendations based on the Holdings Information to or for any party other than the Fund as provided in this Agreement;

(iii)	Will treat the Holdings Information as confidential and will not disclose such information to any party other than as required to perform the services under this Agreement. This clause shall not apply to the extent that: (1) the Holdings Information is publicly known, (2) the Holdings Information is or becomes legally known to the Sub-Adviser other than through disclosure by the Fund, the Investment Manager, an affiliated person of the Fund or the Investment Manager or by another party bound by an obligation of confidentiality to the Fund, or (3) the disclosure is required by law or requested by any regulatory authority or required by statute, rule, regulation, subpoena, regulatory examination request or court order, provided, however, that the Sub-Adviser will not make any such disclosure without first notifying the Investment Manager and the Fund and allowing the Investment Manager or the Fund a reasonable opportunity to seek injunctive relief (or a protective order) with respect to the obligation to make such disclosure; and

(iv)	Will notify the Investment Manager if the Sub-Adviser has any knowledge of the Holdings Information having been misused, including in violation of this Agreement.

13.	Use of Names. The Sub-Adviser acknowledges and agrees that the name Scudder (whether used by itself or in combination with other words), and abbreviations or logos associated with that name, are the valuable property of the Investment Manager and its affiliates; that the Fund, the Investment Manager and their affiliates have the right to use such name, abbreviations and logos; and that the Sub-Adviser shall use the name Scudder, and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Investment Manager before using or referring to Scudder, or Scudder Global High Income Fund, Inc. or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Fund in the Sub-Adviser’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Fund, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

14.	Governing Law. This Agreement shall be governed by the laws of the State of New York, without regard to conflict of law principles.

15.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

16.	Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Investment Manager:

A. Thomas Smith, Esq.
Managing Director
Global Head Asset Management Legal
Deutsche Investment Management Americas Inc.
Floor 27
345 Park Avenue
New York, NY 10154

and with a copy (which shall not constitute notice) to:

Mr. Vincent J. Esposito
Managing Director
Head of Product Development & Implementation
Deutsche Investment Management Americas Inc.
Floor 27
345 Park Avenue
New York, NY 10154

To the Sub-Adviser at:

Through November 30, 2005 (subject to change)

Mr. Christian Pittard
Aberdeen Asset Management Inc.
1114 Avenue of the Americas, 34th Floor
New York, NY 10036

Starting December 1, 2005 (subject to change)

Mr. Christian Pittard
Chief Executive Officer
Aberdeen Asset Management Inc.
1735 Market Street
Philadelphia, PA 19103

17.	Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “control,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

18.	Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the SEC.

19.	Miscellaneous. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

DEUTSCHE INVESTMENT	ABERDEEN ASSET MANAGEMENT
MANAGEMENT AMERICAS INC.	INVESTMENT SERVICES LIMITED

By:	By:

Name:	Name:

Title:	Title:

Appendix A
to the
Sub-Advisory Agreement
between
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
and
ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED
      Pursuant to Section 6, the Investment Manager shall pay the Sub-Adviser compensation at an annual rate as follows:

Scudder Global High Income Fund	0.50% of average weekly net assets

APPENDIX J
FUNDS ADVISED OR SUB-ADVISED BY DeIM OR DeAMIS
WITH SIMILAR INVESTMENT OBJECTIVES

Name of Fund	Objective	Fee Rate(+)	Net Assets*

GLOBAL GROWTH FUNDS

Scudder Emerging Markets Fund	Long-term growth of capital	1.25% to $500,000,000 1.20% over $500,000,000	$148,204,651

Scudder Global Discovery Fund	Above-average capital appreciation over the long term	1.10%	$500,960,007

Scudder Global Fund	Long-term growth of capital	1% to $500,000,000 0.95% next $500,000,000 0.90% next $500,000,000 0.85% next $500,000,000 0.80% over $2,000,000,000	$825,707,634

Scudder Gold and Precious Metals Fund	Maximum return (principal change and income)	1.00% to $500,000,000 0.95% over $500,000,000	$534,075,394

Scudder Greater Europe Fund	Long-term growth of capital	1.00% to $1,000,000,000 0.90% next $500,000,000 0.85% next $500,000,000 0.80% over $2,000,000,000	$352,020,468

Scudder International Fund	Long-term growth of capital	0.675% to $6,000,000,000 0.625% next $1,000,000,000 0.60% over $7,000,000,000	$1,558,152,488

Scudder Latin America Fund	Long-term capital appreciation	1.25% to $400,000,000 1.15% over $400,000,000	$376,292,743

Name of Fund	Objective	Fee Rate(+)	Net Assets*

Scudder Pacific Opportunities Fund	Long-term growth of capital	0.85% to $250,000,000 0.82% next $750,000,000 0.80% next $1,500,000,000 0.78% next $2,500,000,000 0.75% next $2,500,000,000 0.74% next $2,500,000,000 0.73% next $2,500,000,000 0.72% over $12,500,000,000	$102,891,101

Scudder Japanese Equity Fund	High capital appreciation	0.85%	$93,115,505

Scudder International Equity Fund	Long-term capital appreciation	0.65%	$286,876,611

Scudder International Select Equity Fund	Capital appreciation	0.70%	$968,460,077

Scudder Commodity Securities Fund	Capital appreciation	0.95% first $500,000,000 0.90% next $500,000,000 0.85% over $1,000,000,000	$62,419,557

Name of Fund	Objective	Fee Rate(+)	Net Assets*

GLOBAL INCOME FUNDS

Scudder Emerging Markets Income Fund	High current income and, secondarily, long-term capital appreciation	1.00% to $500,000,000 0.95% over $500,000,000	$179,614,820

Scudder Global Bond Fund	Total return, with an emphasis on current income; capital appreciation is a secondary goal	0.75% to $250,000,000 0.72% next $750,000,000 0.70% next $1,500,000,000 0.68% next $2,500,000,000 0.65% next $2,500,000,000 0.64% next $2,500,000,000 0.63% next $2,500,000,000 0.62% over $12,500,000,000	$181,211,818
CLOSED-END FUNDS

Scudder New Asia Fund, Inc.	Long-term capital appreciation through investment primarily in the equity securities of Asian companies	1.25% to $75,000,000 1.15% next $125,000,000 1.10% over $200,000,000	$149,619,886

The Brazil Fund, Inc.	Long-term capital appreciation through investment primarily in the equity securities of Brazilian issuers	0.60% to $250,000,000 0.575% next $250,000,000 0.55% next $250,000,000 0.525% next $250,000,000 0.50% over $1,000,000,000	$654,649,283

The Korea Fund, Inc.	A closed-end investment company seeking long-term capital appreciation through investment in Korean securities	0.60% to $250,000,000 0.575% next $250,000,000 0.55% next $250,000,000 0.525% next $250,000,000 0.50% over $1,000,000,000	$1,300,841,649

Name of Fund	Objective	Fee Rate(+)	Net Assets*

Scudder Global Commodities Stock Fund, Inc.	Capital appreciation with total return as a secondary objective	0.90%	$419,770,200

The Germany Fund, Inc.	Long-term capital appreciation primarily through investment in German equities	0.65% to $50,000,000 0.55% over $50,000,000	$140,037,022

The New Germany Fund, Inc.	Long-term capital appreciation primarily through investment in middle-market German equities	0.65% to $100,000,000 0.55% to $500,000,000 0.50% over $500,000,000	$265,809,789

The Central Europe and Russia Fund, Inc.	Long-term capital appreciation primarily through investment in equity and equity-linked securities of issuers domiciled in Central Europe and Russia	0.65% to $100,000,000 0.55% over $100,000,000	$292,077,201

Name of Fund	Objective	Fee Rate(+)	Net Assets*

INSURANCE/ ANNUITY PRODUCTS

International Portfolio	Long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges)	0.875% first $500 million 0.725% over $500 million	$568,020,559

Scudder Global Blue Chip Portfolio	Long-term capital growth	1.00% to $250,000,000 0.95% next $500,000,000 0.90% next $750,000,000 0.85% next $1,500,000,000 0.80% over $3,000,000,000	$75,573,163

Scudder International Select Equity Portfolio	Capital appreciation	0.75%	$230,570,200

Scudder Templeton Foreign Value Portfolio	Long-term capital growth	0.950% to $250,000,000 0.900% next $250,000,000 0.850% next $500,000,000 0.750% next $1,000,000,000 0.700% next $500,000,000 0.650% over $2,500,000,000	$5,547,873

*	Unless otherwise noted, the information provided in the chart is shown as of the end of each Fund’s most recent fiscal year.

(+)	Unless otherwise noted, the investment management fees provided above are based on the average daily net assets of a fund. Certain funds from time to time may be subject to waivers and/or expense limitations.

APPENDIX K
DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF DeIM
      The names and principal occupations of each director and principal executive officer of DeIM are set forth in the table below.
      Michael Colon, Chief Operating Officer and Director
      Axel Schwarzer, President, Chief Executive Officer and Director
      William A. Gagliardi, Chief Financial Officer, Treasurer and Director
      A. Thomas Smith, Secretary and Chief Legal Officer
      Mark Cullen, Executive Vice President
      Leo P. Grohowski, Executive Vice President
      Pierre de Weck, Executive Vice President
      Phillip W. Gallo, Chief Compliance Officer

*	The address of all directors and officers, except Mr. de Weck, is 345 Park Avenue, New York, New York 10154. Mr. de Weck’s address is Winchester House, 1 Great Winchester Street, London, United Kingdom EC2N 2DB.

K-1

APPENDIX L
DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF DeAMIS
      The names and principal occupations of each director and principal executive officer of DeAMIS are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at DeAMIS, is One Appold Street, London, EC2A 2UU, England.
      Alexander J.H. Tedder, Director
      Annette Jane Fraser, Chairman of the Board and Chief Executive Officer
      Marina Bronwen Lund, Director
      Mark Pope, Joint Secretary
      Paul A. Hogwood, Joint Secretary
      Carole H.R. Hofbeck, Chief Compliance Officer
      Stephen Raymond Ilott, Head of Fixed Income

L-1

APPENDIX M
DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF
ABERDEEN PLC
      The names, address and principal occupations of each director and principal executive officer of Aberdeen PLC are set forth in the table below.

Name	Address	Principal Occupation

Charles Irby	125 Blenheim Crescent London W11 2EQ	Chairman of Aberdeen Asset Management PLC.
Martin Gilbert	10 Queen’s Terrace Aberdeen AB10 1YG	Chief Executive Officer of Aberdeen Asset Management PLC.
Andrew Laing	10 Queen’s Terrace Aberdeen AB10 1YG	Chief Operating Officer of Aberdeen Asset Management PLC.
William Rattray	10 Queen’s Terrace Aberdeen AB10 1YG	Finance Director of Aberdeen Asset Management PLC.
Roger Cornick	Mill Barn Farm, Drift Road, Winkfield, Berkshire SL4 4RP	Non executive director of Aberdeen Asset Management PLC.
Anita Frew	51 Elystan Place, Chelsea London, SW3 3JY	Non executive director of Aberdeen Asset Management PLC.
Sir Malcolm Rifkind	Eskgrove House, Inveresk East Lothian	Non executive director of Aberdeen Asset Management PLC.
Donald Waters	Balquhidder, 141 North Deeside Road, Milltimber Aberdeen, B13 0JS	Non executive director of Aberdeen Asset Management PLC.
Giles Weaver	Greywalls, Gullane East Lothian, EH31 2EG	Non executive director of Aberdeen Asset Management PLC.

M-1

THERE ARE THREE WAYS TO VOTE YOUR PROXY

TELEPHONE VOTING
This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-800-786-5219, 24 hours a day, 7 days a week. Have your voting instruction card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you directed. Available until 11:59 p.m. Eastern Time on October 30, 2005.
INTERNET VOTING
Visit the Internet voting website at http://proxy.georgeson.com. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available until 11:59 p.m. Eastern Time on October 30, 2005.
VOTING BY MAIL
Simply mark, sign and date your voting instruction card and return it in the postage-paid envelope to Georgeson Shareholder Communications, Wall Street Station, P.O. Box 1101, New York, NY 10269-0646. If you are voting by telephone or the Internet, please do not mail your proxy card.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

Please mark votes as in this example.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSALS.
This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

1.	THE ELECTION OF THIRTEEN DIRECTORS:		FOR	WITHHOLD	FOR ALL
	FOR all nominees listed below (except as marked to the		ALL	ALL	EXCEPT
	contrary below)		☐	☐	☐
	Class I:	Henry P. Becton, Jr., Richard R. Burt, Dawn-Marie Driscoll, Martin J. Gruber
	Class II:	Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Philip Saunders, Jr.
	Class III:	Graham E. Jones, Rebecca W. Rimel, William N. Searcy, Jean Gleason Stromberg, Carl W. Vogt
(Instructions: To withhold authority for any individual nominee, write the nominee’s name on the line below.)

Nominee exception(s)
2. To approve an Amended and Restated Investment Advisory, Management and Administration Agreement between the Fund and Deutsche Investment Management Americas Inc.
FOR ☐                     AGAINST ☐                    ABSTAIN ☐
3. To approve a new Investment Sub-Advisory Agreement with respect to the Fund between Deutsche Investment Management Americas Inc. and Aberdeen Asset Management Investment Services Limited.
FOR ☐                     AGAINST ☐                    ABSTAIN ☐
The Proxies are authorized to vote in their discretion on any business which may properly come before the meeting and any adjournments thereof.

Dated	, 2005

Signature(s)

Signature, if held jointly

Please sign here exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

SCUDDER GLOBAL HIGH INCOME FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P
R
O
X
Y

The undersigned stockholder of Scudder Global High Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Tammie Lee, John Millette and Caroline Pearson, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at 10:00 A.M., New York time, on Monday, October 31, 2005 at the offices of Deutsche Bank, 345 Park Avenue (at 51st Street), New York, New York 10017, and any adjournment or postponement thereof, including any adjournment for the purpose of soliciting further votes in favor of the proposals, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “For” the proposals described in the Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE	SEE REVERSE SIDE